                               AETNA MUTUAL FUNDS

                                SMART SOLUT!ONS

                                           FROM AETNA

                                                AETNA
                                                   GROWTH &
                                                     INCOME
                                                        FUNDS


                                   [GRAPHIC]


Annual Report
October 31, 2000


                         ENGINEERING BETTER INVESTMENTS

                               PRESIDENT'S LETTER



 Dear Fellow Shareholder,
 October 31, 2000

 Thank you for investing in the Aetna Series Fund, Inc. With nearly 8,000 mutual funds available in today's market, we appreciate your confidence in us.

 The twelve months ended October, 2000 witnessed much volatility in the U.S. stock markets. For the past ten months, the major stock markets have all declined: S&P 500 Index, off 1.8%; NASDAQ Composite Index, down 17.2%; Dow Jones Industrial Average, minus 3.4%. Technology stocks in particular were hit with a sharp decline in the latter part of this 12-month period. Still, each of the indices remained in positive territory for the 12-month period, due to the exceptionally strong performance during the last two months of 1999.

 Over the course of the year, the Federal Reserve (the "Fed") continued a series of rate increases that resulted in the Fed funds rate climbing from 5.45% to 6.5% as of October 31, 2000. The impact of rising interest rates and oil prices was reflected in the U.S. Gross Domestic Product, which slowed from an 8.3% annual rate in the last quarter of 1999 to an estimated 2.7% in the third quarter of 2000. International investing was negatively affected by the spike in oil prices and the strength of the U.S. dollar versus the Euro. Nevertheless, U.S. economic and corporate earnings outlooks remained robust as this report period closed, and market breadth, i.e. the number of stocks advancing versus declining, has improved. Thus it appears that the Fed has been able to slow the economy to a sustainable growth rate.

 The Fund and its advisor, Aeltus Investment Management, Inc., continuously strive to improve products and services for the benefit of the shareholders. Here are some highlights of our recent efforts:

  . AETNA PRINCIPAL PROTECTION FUNDS II, III AND IV enjoyed successful offerings, as investors committed more than $450 million to the funds. AETNA INDEX PLUS PROTECTION FUND (offering a lower minimum investment of $5,000) is in its offering period until November 30, 2000. These funds are designed to appeal to a broad range of investors seeking downside protection with upside market potential.

  .
     On December 22, 1999, Aeltus acquired a minority equity interest in ELIJAH ASSET MANAGEMENT, LLC (EAM), a skilled manager of specialized growth and technology funds.

  . AETNA TECHNOLOGY FUND was launched on March 1, 2000. Sub-advised by EAM, the fund seeks long-term capital appreciation by investing primarily in technology-sector stocks.



 Following approval of shareholders and your Board of Directors, four funds (Aetna Mid Cap Fund, Aetna Real Estate Securities Fund, Aetna High Yield Fund and Aetna Index Plus Bond Fund) were liquidated on August 25, 2000, due to low investor interest and resultant high fund expenses.


 As 2000 draws to an end, we want to reaffirm our commitment to bring you the best of products and services. Again, we greatly appreciate and value your continued confidence in our funds and in Aeltus.

 Sincerely,

LOGO

J. Scott Fox
President
Aetna Series Fund, Inc.

 A prospectus containing more complete information including charges and expenses is available from your financial advisor, at www.aetnafunds.com, or by calling
 800-238-6263, option 2. Read the prospectus carefully before investing.

TABLE OF CONTENTS

President's Letter.....................................................i
GROWTH & INCOME FUNDS:
Investment Review......................................................1
Portfolios of Investments:
 Aetna Balanced Fund...................................................10
 Aetna Growth and Income Fund..........................................20
Statements of Assets and Liabilities...................................27
Statements of Operations...............................................29
Statements of Changes in Net Assets....................................30
Notes to Financial Statements..........................................34
Additional Information.................................................40
Financial Highlights...................................................42
Independent Auditors' Report...........................................50

LOGO

               Page # Jan-92                          Dec-92                          Dec-93
Aetna Balanced
Fund (Class I)  1     10,000  10,020  10,309  10,459  10,669  10,989  11,119  11,449  11,709  11,398  11,268  11,531
S&P 500 Index   1     10,000   9,747   9,932  10,245  10,760  11,231  11,286  11,577  11,845  11,396  11,444  12,004
Lehman Brothers
Aggregate Bond
Index           1     10,000   9,872  10,271  10,712  10,741  11,185  11,481  11,781  11,788  11,450  11,332  11,401
60% S&P 500/40%
Lehman Aggregate
Bond Index      1     10,000   9,797  10,068  10,433  10,758  11,219  11,373  11,668  11,833  11,429  11,412  11,775

               Page # Dec-94                          Dec-95                          Oct-96
Aetna Balanced
Fund (Class I)  1     11,509  12,053  13,078  13,890  14,522  14,907  15,460  16,066  16,394  17,289  17,040  19,685
S&P 500 Index   1     12,002  13,170  14,428  15,575  16,513  17,400  18,181  18,743  19,260  21,575  22,095  26,439
Lehman Brothers
Aggregate Bond
Index           1     11,444  12,021  12,753  13,003  13,557  13,317  13,393  13,641  13,944  14,094  14,182  14,877
60% S&P 500/40%
Lehman Aggregate
Bond Index      1     11,794  12,720  13,758  14,520  15,294  15,671  16,129  16,555  16,975  18,264  18,580  21,107

               Page # Oct-97                          Oct-98                          Oct-99                          Oct-00
Aetna Balanced
Fund (Class I)  1     19,602  20,417  22,145  22,211  21,711  24,175  24,588  24,522  24,922  25,719  26,943  27,081  27,178
S&P 500 Index   1     25,447  27,384  31,174  31,542  31,047  36,281  37,975  37,915  39,014  40,032  41,818  29,703  30,084
Lehman Brothers
Aggregate Bond
Index           1     15,183  15,604  15,725  16,043  16,598  16,862  16,712  16,433  16,686  16,551  16,923  41,312  41,386
60% S&P 500/40%
Lehman Aggregate
Bond Index      1     20,813  21,991  23,865  24,230  24,441  27,029  27,689  27,497  28,155  28,523  29,570  17,424  17,905

       Average Annual Total Returns
  for the period ended October 31, 2000*
--------------------------------------------

--------------------------------------------
Class I       9.04%    14.30%      11.99%
--------------------------------------------
Class A:
 POP (1)      2.55%    12.44%      10.57%
 NAV (2)      8.81%    13.78%      11.31%
--------------------------------------------
Class B:
 w/CDSC (3)   3.01%    12.94%      10.89%
NAV           8.01%    13.18%      10.89%
--------------------------------------------
Class C:
 w/CDSC (4)   6.95%    13.17%      10.88%
NAV           7.95%    13.17%      10.88%
--------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. For periods prior to the inception of Class A, Class B and Class C, the performance of each class is calculated by using the performance of Class I since its inception date (01/03/92), adjusted for fees and expenses charged to the appropriate class. Class I, Class A, Class B and Class C shares participate in the same portfolio of securities. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                              AETNA BALANCED FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Balanced Fund Class I shares generated a 9.04% total return, net of fund expenses, for the year ended October 31, 2000. The benchmark, 60% Standard & Poor's (S&P) 500 Index(a)/40% Lehman Brothers Aggregate Bond Index(b), returned 6.85% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

Equity:
While U.S. equity returns were positive during the period, mid and small cap stocks significantly outperformed large cap stocks. ("Market cap", or market capitalization, is the value of a company based on the aggregate market value of its stock.
                                                               See Definition of

Terms.                                                                      1

Market cap is calculated by multiplying the number of shares outstanding by the current price of a single share.) The S&P 500 Index returned 6.09%, the S&P MidCap 400 Index(c) returned 31.65%, and the S&P SmallCap 600 Index(d) returned 25.27% during the period. The relative underperformance of the S&P 500 was principally due to poor performance from the technology sector. Large cap technology stocks had been taken to extreme values in late 1999 as measured by their price-to-earnings (P/E) ratios. (The Price/Earnings multiple, or P/E, is calculated by dividing the price of one share by the earnings per share generated by the firm. A measure of the attractiveness of a particular security, the P/E ratio gives investors an idea of how much they are paying for earning power.)

In 2000, however, investors became markedly less willing to support those high values as they grew concerned about whether the aggressive earnings growth rates assumed for technology stocks can be realized, given the adverse economic impact of the Federal Reserve's (the Fed's) restrictive monetary policy. In this less optimistic environment, extreme volatility and sharp corrections have marked the large cap market. Mid and small cap stocks did not reach such extreme values in 1999. Thus, they have benefited from their relative attractiveness as investors have reduced their allocations to large cap stocks.

The themes behind the differences in equity returns by market cap have also been responsible for the differences in equity returns between growth and value stocks. While growth stocks sharply outperformed value stocks in late 1999, value stocks significantly outperformed growth stocks (except within the mid cap market) thus far in 2000. While growth stocks typically perform well during economic downturns as investors seek companies with reliable earnings, the extremely rich values placed on growth stocks in 1999 hampered their performance this year.

Fixed Income:
Growth, as measured by Gross Domestic Product (GDP), has moderated over the past twelve months from 8.3% in the fourth quarter of 1999 to an estimated 2.7% in the third quarter of 2000. However, the growth trend appears strong as consumption shows little sign of slowing. Much of this third quarter slowing is attributable to a temporary reduction in government spending.

During the year, the Fed increased the Fed Funds rate by 100 basis points to 6.50%. (One basis point is equal to one hundredth of a percent, or 0.01%.) These tightenings increased short-term Treasury yields, while longer-term yields were held down by reduced Treasury supply. For the year, two-year Treasuries increased in yield by 14 basis points, while thirty-year Treasuries declined in yield by 38 basis points due to reduced supply. Inflation remains tame at the consumer level. However, with tight labor markets, the Fed will be watching wage inflation closely. Of particular concern is the impact that slowing growth could have on productivity, and hence wage inflation. The employment cost index has increased in the past year, particularly the benefits component. With the moderating economy and a tempered outlook for investment spending, the Fed is most likely to be on the sidelines in the near term.

Spreads in most sectors have widened due to concerns about credit quality. For the year, investment grade corporates underperformed Treasuries of similar duration by nearly 300 basis points, while high yield corporates underperformed by more than 900 basis points due to increased default levels. One bright spot was emerging markets. Due to improving economies (driven by oil) and recovery of spreads from distressed levels, emerging market securities outperformed Treasuries by over 900 basis points. The U.S. dollar continued to be strong, appreciating versus the Euro despite its good fundamental value. This will most likely continue until there are signs that U.S. stock market returns revert to more historical levels, European economies show stronger growth, and capital flows into the U.S. rather than out. For the year, the dollar appreciated from
1.05 dollars/Euro to 0.85.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

Large Cap Stocks:
 . This portion of the Fund outperformed the S&P 500 Index during the period. The quantitative model used to manage this fund provided good discrimination between stocks with high relative returns and those with low relative returns. The model's factors relating to equity analyst earnings estimates and price momentum were particularly effective in the first half of the period. In the latter half, the model's value factor - the P/E factor - performed well.
 . The Fund's outperformance was also due to individual security selection, particularly in the communication services and technology sectors. Within communication services, the Fund benefited from its underweights in AT&T and Worldcom. Within the technology sector, the Fund benefited from overweights in Cisco, Nortel, and Texas Instruments, and from its

2 See Definition of Terms.

  underweight in Lucent. The Fund was hurt by its overweight in Intel and its underweight in Dell.
 . As the period progressed, based on our model's individual ranking of each stock in the S&P 500, the Fund's weightings in technology and consumer cyclicals were reduced in favor of increased positions in consumer staples and energy.

Mid and Small Cap Stocks:
 . In the first six months of the year, the Fund saw strong performance primarily in two sectors: health care and technology. Energy stocks were also strong.
 . In health care (principally biotechnology), the Fund benefited from our decision to overweight the biotech stocks early in the fiscal year. Stock selection in this area was also strong as the Fund had six holdings which all advanced over 200% in the second fiscal quarter. In technology, our largest holding Interleaf, advanced over 125% in the first half.
 . In the second half of the fiscal year, rising interest rates, employment costs, and oil prices dampened the market's enthusiasm for high P/E multiple stocks. Combined with some earnings disappointments, technology stocks were mostly lower in the second half. On the other hand, our selected health care stocks (HMOs, biotechs and pharmaceuticals) have held up well as most companies have announced positive developments.

Fixed Income:
 . Performance of the Fund was negatively impacted by exposure to non-dollar assets, specifically Euro-denominated government bonds, as the strong dollar continued despite our expectations that this trend would begin to reverse. With weaker domestic stock markets and much of the Euro depreciation due to capital inflows into the U.S., we continue to expect these flows to reverse, with the uncertainty being the timing.
 . Also having a negative impact on performance was our duration posture, as our expectation that rates would increase due to Fed tightening was not realized despite strong growth in consumption and tight labor markets. The impact of reduced Treasury supply offset much of the expected increase in yields. However, we continue to believe the economy has underlying strength, which could lead to increasing inflation and higher yields.
 . We have correctly forecasted the deterioration in credit quality, and have been underweight in corporates through most of the year. While our high yield exposure has been low, we were negatively impacted at the security level by some telecommunications issues that deteriorated.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Equity:
Recent equity market performance has reduced the significant valuation gap that existed between the very high P/E's in the technology sector and the rest of the market. This has diminished a large risk facing the market. The other significant macroeconomic risk facing equity markets, the risk of a severe economic downturn, also appears also to have been mitigated by the Fed's success in slowing the economy to a sustainable growth rate. Their success makes future interest rate increases less likely. Thus, the overall outlook for equities has become more positive as the year 2000 comes to a close.

Fixed Income:
We believe that credit quality will continue to deteriorate, and expect to maintain an underweight position in investment grade corporates and only a modest exposure to high yield bonds. However, spreads are more attractive than a year ago, and at some point when pricing dictates, we expect to reverse our stance on credit. Also, we remain more comfortable in the other investment grade sectors - mortgage-backed securities, particularly - due to their attractive valuations and strong credit quality versus corporates.

We continue to believe we are near the peak of dollar strength versus the Euro, and with moderations in the stock market, we believe we could see the Euro strengthen as European economies strengthen relative to the U.S. and capital flows reverse. We also expect to remain short duration, as we think the current level of yields underestimates the true strength in the domestic economy and the inflation risks.

                                                               See Definition of

Terms.                                                                      3

                                   % OF EQUITY     % OF     OVER/(UNDER)
EQUITY PORTFOLIO SECTOR BREAKDOWN  INVESTMENTS   S&P 500      WEIGHTING
Basic Materials                        2.0%        2.0%           --
Capital Goods                          8.9%        8.8%          0.1 %
Communication Services                 4.1%        6.1%         (2.0)%
Consumer Cyclicals                     7.0%        6.8%          0.2 %
Consumer Staples                       8.8%       10.8%         (2.0)%
Energy                                 7.2%        6.0%          1.2 %
Financials                            15.9%       15.7%          0.2 %
Health Care                           14.1%       12.0%          2.1 %
Technology                            27.8%       27.8%           --
Transportation                         0.6%        0.6%           --
Utilities                              3.6%        3.4%          0.2 %



                                              % OF NET
TOP FIVE EQUITY HOLDINGS                       ASSETS
General Electric Co.                            2.1%
Exxon Mobil Corp.                               1.8%
Cisco Systems, Inc.                             1.5%
Microsoft Corp.                                 1.4%
Pfizer, Inc.                                    1.3%


                                                          % OF NET
TOP FIVE FIXED INCOME HOLDINGS                             ASSETS
U.S. Treasury Note, 6.75%, 05/15/05                         2.1%
Federal National Mortgage Association, 7.00%, 12/15/29      2.1%
U.S. Treasury Note, 5.50%, 07/31/01                         1.6%
Federal Home Loan Mortgage Association, 6.88%, 09/15/10     1.4%
U.S. Treasury Note, 6.13%, 08/15/29                         1.2%


The opinions expressed reflect those of the portfolio manager only through October 31, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.


4 See Definition of Terms.

LOGO

               Page # Jan-92                          Dec-92                          Dec-93
Aetna Growth
and Income
Fund (Class I)  5     10,000   9,940   9,940  10,299  10,779  11,060  10,929  11,199  11,489  11,149  11,093  11,413
S&P 500 Index   5     10,000   9,747   9,932  10,245  10,760  11,231  11,286  11,577  11,845  11,396  11,444  12,004

               Page # Dec-94                          Dec-95                          Oct-96
Aetna Growth
and Income
Fund (Class I)  5     11,449  12,127  13,225  14,350  15,056  15,884  16,701  17,397  17,955  20,306  20,225  24,486
S&P 500 Index   5     12,002  13,170  14,428  15,575  16,513  17,400  18,181  18,743  19,260  21,575  22,095  26,439

               Page #  Oct-97                         Oct-98                          Oct-99                          Oct-00
Aetna Growth
and Income
Fund (Class I)  5     24,677  25,126 28,458  27,667  25,619  30,374  30,599  31,267  31,511  32,626  34,160  32,875  32,691
S&P 500 Index   5     25,447  27,384 31,174  31,542  31,047  36,281  37,975  37,915  39,014  40,032  41,818  41,312  41,386



       Average Annual Total Returns
  for the period ended October 31, 2000*
--------------------------------------------
--------------------------------------------
Class I       3.76%    18.01%      14.36%
--------------------------------------------
Class A:
 POP (1)     -2.45%    16.07%      12.96%
 NAV (2)      3.50%    17.45%      13.72%
--------------------------------------------
Class B:
 w/CDSC (3)  -1.51%    16.61%      13.21%
NAV           2.72%    16.82%      13.21%
--------------------------------------------
Class C:
 w/CDSC (4)   1.87%    16.83%      13.22%
NAV           2.72%    16.83%      13.22%
--------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. For periods prior to the inception of Class A, Class B and Class C, the performance of each class is calculated by using the performance of Class I since its inception date (01/03/92), adjusted for fees and expenses charged to the appropriate class. Class I, Class A, Class B and Class C shares participate in the same portfolio of securities. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                          AETNA GROWTH AND INCOME FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Growth and Income Fund Class I shares generated a 3.76% total return, net of fund expenses, for the year ended October 31, 2000. The benchmark, Standard & Poor's (S&P) 500 Index(a), returned 6.09% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

Over the past year, U.S. equity markets have experienced significant volatility. Although major stock markets were up for the one-year period, positive returns were driven by strong performance during the last two months of 1999. For the first ten months of 2000, the S&P 500 Index, NASDAQ Composite Index(e), and Dow Jones Industrial Average(f) declined 1.8%, 17.2%, and 3.4%, respectively.

                                                               See Definition of

Terms.                                                                      5

Earnings growth, driven by an accelerating U.S. economy (as measured by Gross Domestic Product or GDP), was the primary driver of stock price performance early in the fiscal year. The economy expanded at an 8.3% annual pace in the fourth quarter of 1999 and continued to grow at a healthy pace in the first and second quarters of 2000 (4.8% and 5.6%, respectively). However, following six Federal Open Market Committee (FOMC) interest rate hikes beginning in June 1999, the economy started to show signs of slowing in May 2000. By the end of the third quarter, the impact of rising interest rates and oil prices were reflected in a less robust GDP growth figure of 2.7%. Investor concerns over this slowdown were reflected in a shift away from some of the more richly valued growth stocks and into value stocks.

Leading the decline in GDP were slower investment and government spending, and a decline in capital goods orders. In our opinion, concerns over continued slowing in capital expenditures were largely responsible for the sharp decline in many technology shares during the latter part of the fiscal year. Investor concerns that slower economic growth would result in reduced technology spending by U.S. corporations led to a shift into less economically sensitive sectors such as healthcare and consumer staples.

The energy sector performed very well for much of the year, propelled by rising crude, natural gas, and electricity prices. More recently, however, concerns over low inventories and the related threat of shortages of home heating oil led the Clinton administration to authorize the release of crude oil from the Strategic Petroleum Reserve. In September, Saudi Arabia broke ranks with OPEC in a pledge to pump whatever was necessary to bring the energy market into better balance at a more modest price level. These moves put a damper on most energy stocks during the third quarter. However, late in October, Iraq threatened to cut off its oil exports if the United Nations failed to approve a plan to pay in Euros, not dollars. The outcome is yet to be resolved.

The FOMC has remained on hold since its May meeting as it evaluates the impact of earlier rate hikes upon the economy. Inflation data remains tame, as the employment cost index came in at 0.9% for the third quarter compared to a 1% increase in the second quarter. Productivity continued to outpace the economic cost index, keeping unit labor costs at deflation levels. The GDP deflator also grew slower in the third quarter compared to the second quarter at 2% versus 2.4%, respectively, but still outpaces the fourth quarter of 1999 which was growing at a 1.3% rate.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

Stock selection, particularly in the consumer staples and energy sectors, was the primary cause of the Fund's underperformance for the past twelve months. In the consumer staples group, performance suffered as a result of our holdings in CVS Corp., AT&T Liberty Media Group and Procter & Gamble. Although CVS experienced strong returns in September and October, the stock's volatility in June and July prompted us to reduce our position. AT&T Liberty Media Group and Procter & Gamble both experienced losses of over 30% during the period. The Procter & Gamble loss is mainly attributed to a 31% drop after their announcement in early March that fiscal third quarter profit would fall because of a rise in raw materials costs. Fund performance in the energy sector lagged because we did not own Exxon Mobil during the first three months of the period, when it was up over 12%.

With the international MSCI EAFE Index(g) down 2.66% for the period, the Fund's exposure to international stocks also had a negative impact on performance. On the other hand, the Fund did benefit from its exposure to small and mid cap stocks, which had returns of 17.41% and 23.73%, respectively.

Stock selection in the technology sector had a positive impact on performance. For example, we benefited from underweight positions in Yahoo and Applied Materials, both of which were down significantly for the period. We also benefited from owning the internet software company BEA Systems and from overweighting VERITAS Software.

6 See Definition of Terms.

The asset allocation breakdown is as follows:

ASSET CLASS                                  BENCHMARK INDEX             INDEX RETURN
Large Company Stocks                         S&P 500 Index (a)               6.09%
Mid Company Stocks                           S&P MidCap 400 Index (c)       31.65%
Small Company Stocks                         Russell 2000 Index (h)         17.41%
International Stocks                         MSCI EAFE Index (g)            -2.66%
Real Estate Stocks                           NAREIT Equity Index (i)        18.28%
Domestic Bonds                               Salomon Broad Index (j)         7.28%
Cash Equivalents                             U.S. 90 Day T-Bill (k)          5.74%


WHAT IS YOUR OUTLOOK GOING FORWARD?

Caution continues to be our outlook going into the final two months of 2000. Throughout September and October of 2000, expectations of favorable earnings reports began to unravel as well respected technology companies, the leaders of the "new economy," began alluding to shortfalls in revenues and earnings due to weaker demand in the U.S. and abroad. High oil prices, low unemployment and strong consumer spending continue to threaten our low inflation environment. While the most recent top line growth number for the economy, third quarter GDP at 2.7% showed slowing growth, the data suggests a mixed economic picture as we move toward the end of 2000.

We will continue to look for clarification on a number of issues, including the presidential election, oil prices, the weak Euro and consumer spending. In this uncertain environment, our focus continues to be on stocks displaying strong and improving business fundamentals.

                                                        ECONOMIC EXPOSURE*
ASSET ALLOCATION                                     10/31/00        10/31/99
Large Cap Stocks                                        77%             80%
Mid Cap Stocks                                          11%              2%
Small Cap Stocks                                         4%              --
International Stocks                                     2%              5%
Real Estate Stocks                                       --              3%
Convertible Securities                                   --              1%
Special Situations**                                     --              3%
Cash Equivalents                                         6%              6%
                                                     --------------  ------
                                                       100%            100%
                                                     ==============  ======


* Economic exposure reflects the Fund's exposure to both changes in the value of the portfolio of investments as well as the financial instruments underlying the options and futures positions, if any.

** The special situations category was created to take advantage of investment opportunities which are "special" in the sense that they do not fit well into our normal valuation and modeling framework. The largest category within this group is initial public offerings, but other categories include spin-offs, newly created securities, and stocks of companies which derive their value from something other than current assets, earnings and dividends.

                                                               See Definition of

Terms.                                                                      7

                                  % OF EQUITY    % OF     OVER/(UNDER)
DOMESTIC EQUITY SECTOR BREAKDOWN  INVESTMENTS   S&P 500     WEIGHTING
Basic Materials                       0.4%        2.0%       (1.6)%
Capital Goods                         7.9%        8.8%       (0.9)%
Communication Services                6.2%        6.1%          0.1%
Consumer Cyclicals                    5.3%        6.8%       (1.5)%
Consumer Staples                      7.4%       10.8%       (3.4)%
Energy                                5.3%        6.0%       (0.7)%
Financials                           17.0%       15.7%          1.3%
Health Care                          14.2%       12.0%          2.2%
Technology                           31.5%       27.8%          3.7%
Transportation                        0.9%        0.6%          0.3%
Utilities                             3.9%        3.4%          0.5%


                                 % OF NET
TOP FIVE EQUITY HOLDINGS          ASSETS
General Electric Co.               4.1%
Cisco Systems, Inc.                2.9%
Exxon Mobil Corp.                  2.4%
Intel Corp.                        2.2%
Microsoft Corp.                    2.1%


The opinions expressed reflect those of the portfolio manager only through October 31, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.


8 See Definition of Terms.

DEFINITION OF TERMS

(1)
  On February 2, 1998, the Funds redesignated Adviser Class shares as Class A shares. For periods prior to that date, Class A performance is calculated by using the performance of Class I shares and deducting the Class A front-end load and internal fees and expenses applicable to the Class A shares. The maximum load for the Funds is 5.75%. The POP (public offering price) returns reflect this maximum load.
(2)NAV (net asset value) returns are net of Fund expenses only and do not reflect the deduction of a front-end load or contingent deferred sales charges. This charge, if reflected, would reduce the performance results shown.
(3)
  The Funds began offering Class B shares on March 1, 1999. For periods prior to that date, Class B performance is calculated using the performance of
  Class I shares and deducting the internal fees and expenses applicable to the
  Class B shares. Class B share returns with CDSC (contingent deferred sales charge) reflect the deduction of a maximum CDSC, assuming full redemption at the end of the period. The CDSC applies for all shares redeemed prior to the end of the first six years of ownership. The CDSC charges are as follows:
  Year 1 - 5%, Year 2 - 4%, Year 3 - 3%, Year 4 - 3%, Year 5 - 2%, Year 6 - 1%.
(4)
  The Funds began offering Class C shares on June 30, 1998. For periods prior to that date, Class C performance is calculated using the performance of
  Class I shares and deducting the internal fees and expenses applicable to the
  Class C shares. Class C share returns for periods less than 18 months reflect the deduction of the contingent deferred sales charge of 1%.
(a)
  The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank
  Russell Company.
(b)The Lehman Brothers Aggregate Bond Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index,
  Mortgage-Backed Securities Index and the Asset-Backed Securities Index.
(c)
  The Standard & Poor's MidCap 400 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $3.6 billion. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.
(d)
  The Standard & Poor's (S&P) SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $903 million. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell
  Company.
(e)NASDAQ Composite Index is an unmanaged index of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.
(f)
  The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928.
(g)
  The MSCI EAFE Index (Morgan Stanley Capital International-Europe, Australia
  and Far East) is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe,
  Australia and the Far East. Performance is calculated on a total return basis, as reported by Frank Russell Company.
(h)The Russell 2000 Index consists of the smallest 2,000 of the 3,000 largest companies, based on market capitalization.
(i)The NAREIT Equity REIT Index is a market weighted total return of all tax-qualified REITs listed on the New York Stock Exchange, American Stock
  Exchange and the NASDAQ National Market System as reported by Frank Russell
  Company.
(j)
  Salomon Smith Barney Broad Investment-Grade Bond (Salomon Broad) Index is an
  unmanaged, market-weighted index that contains approximately 4,700 individually priced investment-grade bonds rated BBB or better. The index includes U.S. Treasury/Agency issues, mortgage pass-through securities, and corporate issues.
(k)Three-month Treasury bills are backed by full faith and credit of the U.S.
  Government, short-term investments are equivalent to cash because their maturity is only three months.


The unmanaged indices described above are not available for individual investment.

GROWTH & INCOME FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2000
BALANCED


                                  NUMBER OF SHARES         MARKET VALUE
                                ----------------------     ---------------
COMMON STOCKS (59.7%)
AEROSPACE/DEFENSE (0.6%)
Alliant Techsystems Inc. + ...                 1,800             161,887
Boeing Co. ...................                 7,000             474,687
General Dynamics Corp. .......                 1,000              71,563
Goodrich (B.F.) Co. ..........                   200               8,188
Lockheed Martin Corp. ........                 3,200             114,720
Northrop Grumman Corp. .......                   400              33,600
                                                                 864,645
                                                           ---------------
AGRICULTURE (0.1%)
Archer-Daniels-Midland Co. ...                 3,302              36,322
Delta and Pine Land Co. ......                 2,400              58,650
                                                                  94,972
                                                           ---------------
AIR FREIGHT (0.1%)
FedEx Corp. + ................                 1,500              70,290
                                                           ---------------
AIRLINES (0.2%)
America West Holdings Corp. +                 14,100             140,119
AMR Corp. + ..................                 1,100              36,025
Delta Air Lines, Inc. ........                   300              14,175
Southwest Airlines Co. .......                 3,075              87,637
                                                                 277,956
                                                           ---------------
ALUMINUM (0.1%)
Alcoa Inc. ...................                 4,648             133,340
                                                           ---------------
AUTO PARTS & EQUIPMENT (0.1%)
Dana Corp. ...................                   700              15,531
Delphi Automotive Systems
 Corp.........................                 3,144              49,322
Genuine Parts Co. ............                 1,300              27,706
Goodyear Tire & Rubber Co.
 (The)........................                   500               9,250
Snap-On, Inc. ................                   300               7,669
TRW, Inc. ....................                   400              16,800
Visteon Corp. + ..............                   981              17,351
                                                                 143,629
                                                           ---------------
AUTOMOBILES (0.3%)
Ford Motor Co. ...............                11,500             300,437
General Motors Corp. + .......                 1,400              86,975
                                                                 387,412
                                                           ---------------
BANKS - REGIONAL (0.3%)
Banknorth Group, Inc. ........                11,400             206,625
East West Bancorp, Inc. ......                 8,100             153,394
                                                                 360,019
                                                           ---------------
BANKS - MAJOR REGIONAL (1.7%)
AmSouth Bancorporation .......                 2,000              27,875
Bank of New York Co., Inc. ...                 4,700             270,544
Bank One Corp. ...............                 5,366             195,859
BB&T Corp. ...................                 1,800              57,375
Comerica, Inc. ...............                   850              51,266
Fifth Third Bancorp ..........                 2,700             138,712
Firstar Corp. ................                 4,681              92,157
Fleet Boston Financial Corp. .                 4,395             167,010
Huntington Bancshares Inc. ...                 1,488              21,390
KeyCorp ......................                 2,200              54,313
                                  NUMBER OF SHARES         MARKET VALUE
                                ----------------------     ---------------
BANKS - MAJOR REGIONAL (CONTINUED)
Mellon Financial Corp. .......                 2,600             125,450
National City Corp. ..........                 2,900              61,988
Northern Trust Corp. .........                 1,100              93,912
Old Kent Financial Corp. .....                   630              17,443
PNC Financial Services Group .                 1,400              93,625
Regions Financial Corp. ......                   700              16,494
SouthTrust Corp. .............                 1,000              32,375
State Street Corp. ...........                 1,100             137,214
Summit Bancorp ...............                 1,000              37,500
Suntrust Banks, Inc. .........                 1,600              78,100
Synovus Financial Corp. ......                 1,600              34,500
U.S. Bancorp .................                 3,400              82,237
Union Planters Corp. .........                   700              23,669
Wachovia Corp. ...............                   900              48,600
Wells Fargo & Co. ............                 7,800             361,237
                                                               2,320,845
                                                           ---------------
BANKS - MONEY CENTER (0.7%)
Bank of America Corp. ........                 7,900             379,694
Chase Manhattan Corp. (The) ..                 6,150             279,825
First Union Corp. ............                 4,500             136,406
J.P. Morgan & Co. ............                 1,000             165,500
                                                                 961,425
                                                           ---------------
BEVERAGES - ALCOHOLIC (0.2%)
Anheuser-Busch Co., Inc. .....                 4,200             192,150
Brown-Forman Corp. + .........                   500              30,438
Coors (Adolph) Co. ...........                   300              19,106
                                                                 241,694
                                                           ---------------
BEVERAGES - NON-ALCOHOLIC (0.6%)
Coca-Cola Co. (The) ..........                12,200             736,575
Coca-Cola Enterprises Inc. ...                 1,000              18,375
                                                                 754,950
                                                           ---------------
BIOTECHNOLOGY (1.3%)
Alliance Pharmaceutical Corp.
 +............................                 8,300             117,238
Amgen, Inc. + ................                 4,800             278,100
Biogen, Inc. + ...............                   400              24,075
Cambridge Antibody Technology
 Group Plc + .................                   700              43,454
Coulter Pharmaceutical, Inc. +                 3,400             130,263
Enzon, Inc. + ................                 1,400              99,750
Immunomedics, Inc. + .........                 9,300             215,062
Invitrogen Corp. + ...........                 4,400             334,675
MedImmune, Inc. + ............                 1,400              91,525
NPS Pharmaceuticals, Inc. + ..                 5,000             214,375
Protein Design Labs, Inc. + ..                 1,400             189,109
                                                               1,737,626
                                                           ---------------
BROADCASTING - TV, RADIO & CABLE (0.4%)
Citadel Communications Corp. +                12,700             153,987
Clear Channel Communications,
 Inc. + ......................                 2,700             162,169
Comcast Corp. - Class A
 Special + ...................                 4,200             171,150
                                                                 487,306
                                                           ---------------
BUILDING MATERIALS GROUP (0.0%)
Armstrong Holdings, Inc. .....                   300                 863
                                  NUMBER OF SHARES         MARKET VALUE
                                ----------------------     ---------------
BUILDING MATERIALS GROUP (CONTINUED)
Masco Corp. ..................                 1,200              22,425
                                                                  23,288
                                                           ---------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.2%)
Nextel Communications, Inc. +                  1,900              73,031
Sprint Corp. (PCS Group) + ...                 5,200             198,250
                                                                 271,281
                                                           ---------------
CHEMICALS (0.3%)
Air Products and Chemicals,
 Inc..........................                 1,300              48,506
Du Pont (E.I.) de Nemours ....                 5,200             235,950
Praxair, Inc. ................                   900              33,525
Rohm & Haas Co. ..............                 1,100              33,069
Union Carbide Corp. ..........                   700              30,100
                                                                 381,150
                                                           ---------------
CHEMICALS - DIVERSIFIED (0.0%)
Engelhard Corp. ..............                   700              14,613
FMC Corp. + ..................                   200              15,200
                                                                  29,813
                                                           ---------------
CHEMICALS - SPECIALITY (0.4%)
Cambrex Corp. ................                 5,000             199,687
Ecolab, Inc. .................                 1,000              39,188
Grace (W.R.) & Co. + .........                   500               1,906
Great Lakes Chemical Corp. ...                   300              10,013
Hercules, Inc. ...............                   500               9,156
International Flavors &
 Fragrances, Inc. ............                   600              10,050
Millennium Chemicals, Inc. ...                12,500             201,562
Sigma-Aldrich Corp. ..........                   700              25,025
                                                                 496,587
                                                           ---------------
COMMUNICATIONS EQUIPMENT (1.5%)
ADC Telecommunications, Inc. +                 5,800             123,975
CommScope, Inc. + ............                 4,000             101,250
Comverse Technology, Inc. + ..                   800              89,400
Corning, Inc. ................                 6,800             520,200
Nortel Networks Corp. ........                14,800             673,400
QUALCOMM Inc. + ..............                 3,600             234,394
Scientific-Atlanta, Inc. .....                 1,400              95,812
Tellabs, Inc. + ..............                 2,000              99,875
                                                               1,938,306
                                                           ---------------
COMPUTERS - HARDWARE (3.0%)
Apple Computer, Inc. + .......                 2,400              46,950
Compaq Computer Corp. ........                 8,300             252,403
Dell Computer Corp. + ........                13,400             395,300
Electronics for Imaging, Inc.
 +............................                 6,900             106,950
Gateway, Inc. + ..............                 1,600              82,576
Hewlett-Packard Co. ..........                12,800             594,400
International Business
 Machines Corp. ..............                 8,900             876,650
MRV Communications, Inc. + ...                 2,800             110,600
Palm, Inc. + .................                 3,286             176,006
Sun Microsystems, Inc. + .....                12,100           1,341,588
                                                               3,983,423
                                                           ---------------
COMPUTERS - NETWORKING (1.7%)
Avaya Inc. ...................                   633               8,506
                                  NUMBER OF SHARES         MARKET VALUE
                                ----------------------     ---------------
COMPUTERS - NETWORKING (CONTINUED)
Cabletron Systems,  Inc. + ...                 1,300              35,262
Cisco Systems, Inc. + ........                36,400           1,961,050
Network Appliance, Inc. + ....                 2,300             273,700
                                                               2,278,518
                                                           ---------------
COMPUTERS - PERIPHERALS (1.5%)
EMC Corp. + ..................                16,700           1,487,344
Lexmark International Group,
 Inc. + ......................                   600              24,600
Oak Technology, Inc. + .......                 9,500             266,594
Seagate Technology, Inc. + ...                 1,300              90,837
Storage Technology Corp. + ...                 7,800              76,050
                                                               1,945,425
                                                           ---------------
COMPUTERS SOFTWARE/SERVICES (4.1%)
Adobe Systems, Inc. ..........                 1,600             121,700
America Online, Inc. + .......                11,400             574,902
Autodesk, Inc. ...............                   400               8,825
BMC Software, Inc. + .........                 1,200              24,375
Citrix Systems, Inc. + .......                 1,000              22,125
Entrust Technologies, Inc. + .                 3,600             110,475
InfoSpace.com, Inc. + ........                 5,824             117,208
Mercury Interactive Corp. + ..                   500              55,500
Microsoft Corp. + ............                26,900           1,852,738
Novell, Inc. + ...............                 1,800              16,200
Oracle Corp. + ...............                43,000           1,419,000
Parametric Technology Co. + ..                 1,300              16,006
PeopleSoft, Inc. + ...........                 1,600              69,825
Pharmacopeia, Inc. + .........                10,200             186,150
Siebel Systems, Inc. + .......                 3,100             325,306
Unisys Corp. + ...............                   700               8,925
VERITAS Software Corp. + .....                 3,100             437,148
Yahoo! Inc. + ................                 2,700             158,288
                                                               5,524,696
                                                           ---------------
CONSTRUCTION (0.0%)
Vulcan Materials Co. .........                   600              25,200
                                                           ---------------
CONSUMER FINANCE (0.5%)
Capital One Financial Corp. ..                 1,200              75,750
Countrywide Credit Industries,
 Inc..........................                   800              29,950
Household International, Inc.                  3,000             150,938
MBNA Corp. ...................                 5,350             200,959
Metris Companies, Inc. .......                 3,150             101,981
Providian Financial Corp. ....                   650              67,600
                                                                 627,178
                                                           ---------------
CONTAINERS - METAL & GLASS (0.0%)
Crown Cork & Seal Co., Inc. ..                   800               7,300
Owens-Illinois, Inc. + .......                   800               4,750
                                                                  12,050
                                                           ---------------
CONTAINERS/PACKAGING - PAPER (0.0%)
Temple-Inland Inc. ...........                   400              17,900
                                                           ---------------
DISTRIBUTORS - FOOD & HEALTH (0.2%)
Cardinal Health, Inc. ........                 1,400             132,650
McKesson HBOC, Inc. ..........                 1,400              39,288
SUPERVALU, Inc. ..............                 1,400              21,525
                                  NUMBER OF SHARES         MARKET VALUE
                                ----------------------     ---------------
DISTRIBUTORS - FOOD & HEALTH (CONTINUED)
Sysco Corp. ..................                 1,600              83,500
                                                                 276,963
                                                           ---------------
ELECTRIC COMPANIES (1.3%)
Alliant Energy Corp. .........                 5,100             154,594
Ameren Corp. .................                   700              27,825
American Electric Power Co.,
 Inc..........................                 1,400              58,100
Cinergy Corp. ................                   700              21,438
CMS Energy Corp. .............                   700              18,900
Consolidated Edison, Inc. ....                 1,100              38,706
Constellation Energy Group ...                 1,300              54,194
CP&L, Inc. ...................                   500              20,156
Dominion Resources, Inc. .....                 1,604              95,538
DTE Energy Co. ...............                   800              28,900
Duke Energy Corp. ............                 2,100             181,519
Edison International Inc. ....                 1,500              35,813
Entergy Corp. ................                 1,700              65,131
Exelon Corp. .................                 1,800             108,225
FirstEnergy Corp. ............                 1,500              38,813
FPL Group, Inc. ..............                   800              52,800
GPU, Inc. ....................                   900              29,756
IDACORP, Inc. ................                 3,300             162,731
Independent Energy Holdings
 Plc + + .....................                14,900                 104
PG&E Corp. ...................                 2,000              53,875
Pinnacle West Capital Corp. ..                   400              17,375
PPL Corp. ....................                 1,200              49,425
Public Service Enterprise
 Group, Inc. .................                 1,600              66,400
Reliant Energy Inc. ..........                 1,800              74,362
Southern Co. .................                 2,900              85,187
TXU Corp. ....................                 1,200              44,475
Western Resources,  Inc. .....                 6,000             128,250
Xcel Energy, Inc. ............                 2,200              56,238
                                                               1,768,830
                                                           ---------------
ELECTRICAL EQUIPMENT (3.1%)
ACT Manufacturing, Inc. + ....                 2,300              75,613
American Power Conversion
 Corp. + .....................                   900              11,644
Benchmark Electronics, Inc. +                  2,300              92,575
C&D Technologies, Inc. .......                 4,700             277,887
Cooper Industries, Inc. ......                   700              26,775
Emerson Electric Co. .........                 2,200             161,562
General Electric Co. .........                50,300           2,757,069
Littlefuse,  Inc. + ..........                 5,500             159,500
Molex, Inc. ..................                 1,100              59,400
Power-One, Inc. + ............                   400              28,375
Rockwell International Corp. .                   900              35,381
Sanmina Corp. + ..............                   700              80,019
Sensormatic Electronics Corp.
 +............................                11,300             203,400
Solectron Corp. + ............                 2,800             123,200
Thomas & Betts Corp. .........                   400               6,050
                                                               4,098,450
                                                           ---------------
ELECTRONICS - COMPONENT DIST. (0.0%)
Grainger (W.W.), Inc. ........                   500              15,969
                                                           ---------------
                                  NUMBER OF SHARES         MARKET VALUE
                                ----------------------     ---------------
ELECTRONICS - DEFENSE (0.1%)
Mercury Computer Systems, Inc.                 4,400             136,400
 +............................
                                                           ---------------
ELECTRONICS - INSTRUMENTS (0.2%)
Agilent Technologies, Inc. + .                 2,402             111,243
Alpha Industries, Inc. + .....                 3,700             147,537
Perkin Elmer, Inc. ...........                   300              35,850
Zygo Corp. ...................                   200               9,900
                                                                 304,530
                                                           ---------------
ELECTRONICS - SEMICONDUCTORS (3.2%)
Adaptec, Inc. + ..............                   900              14,231
Advanced Micro Devices, Inc. +                 2,400              54,300
Altera Corp. + ...............                 3,000             122,813
Analog Devices, Inc. + .......                 2,400             156,000
Broadcom Corp. - Class A + ...                 1,200             266,850
Conexant Systems, Inc. + .....                   600              15,788
Cree, Inc. + .................                 3,100             307,675
Intel Corp. ..................                34,400           1,548,000
JDS Uniphase Corp. + .........                 4,800             390,600
Linear Technology Corp. ......                 2,400             154,950
LSI Logic Corp. + ............                 1,400              46,025
Maxim Integrated Products,
 Inc. + ......................                 1,900             125,994
Micron Technology, Inc. + ....                 3,500             121,625
National Semiconductor Corp. +                 1,100              28,600
REMEC, Inc. + ................                 7,700             229,556
Texas Instruments, Inc. ......                 8,900             436,656
Xilinx, Inc. + ...............                 2,600             188,337
                                                               4,208,000
                                                           ---------------
ENGINEERING & CONSTRUCTION (0.2%)
Dycom Industries, Inc. + .....                 2,400              90,300
Fluor Corp. ..................                   500              17,500
Jacobs Engineering Group, Inc.
 +............................                 4,800             198,600
                                                                 306,400
                                                           ---------------
ENTERTAINMENT (1.0%)
Time Warner, Inc. ............                 6,700             508,597
Viacom, Inc. - Class B + .....                 7,200             409,500
Walt Disney Co. (The) + ......                10,200             365,287
                                                               1,283,384
                                                           ---------------
EQUIPMENT - SEMICONDUCTORS (0.6%)
Applied Materials, Inc. + ....                 4,100             217,812
Asyst Technologies, Inc. + ...                11,500             172,500
EMCORE Corp. + ...............                 2,200              90,200
KLA-Tencor Corp. + ...........                 1,200              40,575
Novellus Systems, Inc. + .....                   600              24,563
Teradyne, Inc. + .............                 1,200              37,500
Veeco Instruments Inc. + .....                 3,000             198,609
                                                                 781,759
                                                           ---------------
FINANCIAL - DIVERSIFIED (2.3%)
American Express Co. .........                 8,500             510,000
Associates First Capital Corp.                 3,504             130,086
Citigroup Inc. ...............                23,098           1,215,532
Fannie Mae....................                 4,900             377,300
Freddie Mac ..................                 1,600              96,000
                                  NUMBER OF SHARES         MARKET VALUE
                                ----------------------     ---------------
FINANCIAL - DIVERSIFIED (CONTINUED)
Morgan Stanley Dean Witter &
 Co...........................                 5,800             465,812
Mutual Risk Management Ltd. ..                14,700             266,438
USA Education Inc. ...........                   800              44,700
                                                               3,105,868
                                                           ---------------
FOODS (1.3%)
Campbell Soup Co. ............                 2,200              64,350
ConAgra Foods, Inc. ..........                 2,700              57,713
General Mills, Inc. ..........                 1,600              66,800
Heinz (H.J.) Co. .............                 1,700              71,294
Hershey Foods Corp. ..........                   700              38,019
Kellogg Co. ..................                 1,000              25,375
Nabisco Group Holdings Corp. .                 2,300              66,412
PepsiCo, Inc. ................                11,000             532,812
Quaker Oats Co. ..............                   700              57,094
Ralston Purina Group .........                 1,800              43,650
Sara Lee Corp. ...............                 4,400              94,875
Suiza Foods Corp. + ..........                 3,800             175,987
Unilever NV ..................                 2,857             145,171
Universal Foods Corp. ........                10,100             199,475
Wrigley (Wm.) Jr. Co. + ......                   600              47,513
                                                               1,686,540
                                                           ---------------
FOOTWEAR (0.2%)
NIKE, Inc. - Class B .........                 1,500              59,906
Reebok International Ltd. + ..                11,400             245,813
                                                                 305,719
                                                           ---------------
GAMING, LOTTERY, & PARI-MUTUEL (0.0%)
Harrah's Entertainment, Inc. +                   800              22,900
                                                           ---------------
GOLD/PRECIOUS METALS MINING (0.0%)
Newmont Mining Corp. .........                   900              12,206
                                                           ---------------
HARDWARE & TOOLS (0.0%)
Black & Decker Corp. .........                   700              26,338
Stanley Works (The) ..........                   400              10,650
                                                                  36,988
                                                           ---------------
HEALTH CARE - DRUGS (0.1%)
Alza Corp. + .................                   500              40,469
Medicis Pharmaceutical Corp. +                 1,500             110,437
Watson Pharmaceuticals, Inc. +                   600              37,538
                                                                 188,444
                                                           ---------------
HEALTH CARE - DRUGS/PHARMACUETICALS (3.7%)
Alkermes Inc. ................                 4,500             166,781
Allergan, Inc. ...............                   600              50,438
Catalytica, Inc. + ...........                20,200             271,437
Eli Lilly & Co. ..............                 5,800             518,375
Genelabs Technologies, Inc. +                  6,300              32,878
Guilford Pharmaceuticals Inc.
 +............................                 7,000             172,813
Keryx Biopharmaceuticals, Inc.
 +............................                 3,400              47,600
King Pharmaceuticals, Inc. + .                 1,300              58,256
Merck & Co., Inc. ............                11,200           1,007,300
Pfizer, Inc. .................                40,500           1,749,094
Pharmacia Corp. ..............                 6,394             351,670
Schering-Plough Corp. ........                 7,500             387,656
                                  NUMBER OF SHARES         MARKET VALUE
                                ----------------------     ---------------
HEALTH CARE - DRUGS/PHARMACUETICALS (CONTINUED)
United Therapeutics Corp. + ..                 1,500              80,250
                                                               4,894,548
                                                           ---------------
HEALTH CARE - HOSPITAL MANAGEMENT (0.1%)
HCA - The Healthcare Corp. ...                 2,600             103,838
Tenet Healthcare Corp. + .....                 2,400              94,350
                                                                 198,188
                                                           ---------------
HEALTH CARE - MANAGED CARE (0.5%)
First Health Group Corp. + ...                 5,100             198,900
Foundation Health Systems,
 Inc. + ......................                10,900             220,044
UnitedHealth Group Inc. ......                 1,300             142,187
Wellpoint Health Networks,
 Inc. + ......................                   400              46,775
                                                                 607,906
                                                           ---------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (0.6%)
Bard (C.R.) Inc. .............                   300              12,563
Bausch & Lomb, Inc. ..........                   300              11,569
Baxter International, Inc. ...                 1,500             123,281
Becton, Dickinson & Co. ......                 1,200              40,200
Biomet, Inc. .................                   900              32,569
Boston Scientific Corp. + ....                 1,900              30,281
Guidant Corp. + ..............                 1,500              79,406
Medtronic, Inc. + ............                 6,200             336,737
PE Corp-PE Biosystems Group ..                 1,500             175,500
St. Jude Medical, Inc. + .....                   500              27,500
                                                                 869,606
                                                           ---------------
HEALTH CARE - SPECIAL SERVICES (0.4%)
Applied Molecular Evolution +                  3,300              71,775
CuraGen Corp. + ..............                 1,800             116,325
FuelCell Energy, Inc. + ......                 1,200              91,875
HEALTHSOUTH Corp. + ..........                 2,100              25,200
Renal Care Group, Inc. + .....                10,200             239,700
                                                                 544,875
                                                           ---------------
HEALTH CARE DIVERSIFIED (1.6%)
Abbott Laboratories ..........                 7,900             417,219
American Home Products Corp. .                 6,300             400,050
Bristol-Myers Squibb Co. .....                10,100             615,469
Johnson & Johnson ............                 6,900             635,662
                                                               2,068,400
                                                           ---------------
HOMEBUILDING (0.0%)
Centex Corp. .................                   600              22,200
                                                           ---------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.2%)
Ethan Allen Interiors, Inc. ..                 6,500             190,125
Leggett & Platt, Inc. ........                   900              14,738
Maytag Corp. .................                   400              11,450
Whirlpool Corp. ..............                   500              21,750
                                                                 238,063
                                                           ---------------
HOUSEHOLD PRODUCTS - NON-DURABLE (0.5%)
Clorox Co. ...................                   600              26,775
Colgate-Palmolive Co. ........                 2,800             164,528
Fort James Corp. .............                   700              23,056
Kimberly-Clark Corp. .........                 2,900             191,400
                                  NUMBER OF SHARES         MARKET VALUE
                                ----------------------     ---------------
HOUSEHOLD PRODUCTS - NON-DURABLE (CONTINUED)
Procter & Gamble Co. .........                 3,400             242,888
                                                                 648,647
                                                           ---------------
HOUSEWARES (0.0%)
Fortune Brands, Inc. .........                   600              17,662
Newell Rubbermaid Inc. .......                   900              17,269
                                                                  34,931
                                                           ---------------
INSURANCE - LIFE/HEALTH (0.3%)
AFLAC, Inc. ..................                 1,900             138,819
American General Corp. .......                 1,300             104,650
Jefferson-Pilot Corp. ........                   750              51,562
Lincoln National Corp. .......                 1,000              48,375
Torchmark Corp. ..............                   800              26,650
UnumProvident Corp. ..........                   800              22,600
                                                                 392,656
                                                           ---------------
INSURANCE - MULTI-LINE (1.3%)
American International Group,
 Inc..........................                14,840           1,454,320
CIGNA Corp. ..................                 1,200             146,340
Hartford Financial Services
 Group, Inc. .................                 1,400             104,213
                                                               1,704,873
                                                           ---------------
INSURANCE - PROPERTY/CASUALTY (0.6%)
Allstate Corp. (The) .........                 3,600             144,900
Chubb Corp. ..................                 1,100              92,881
Cincinnati Financial Corp. ...                 1,000              36,750
Horace Mann Educators Corp. ..                 9,700             163,081
MBIA, Inc. ...................                   800              58,150
MGIC Investment Corp. ........                   800              54,500
Progressive Corp. ............                   200              19,650
Radian Group Inc. ............                 2,700             191,362
St. Paul Co., Inc. ...........                   850              43,563
                                                                 804,837
                                                           ---------------
INSURANCE BROKERS (0.4%)
Aon Corp. ....................                 1,200              49,725
Gallagher (Arthur J.) & Co. ..                 4,600             290,375
Marsh & McLennan Co., Inc. ...                 1,400             183,050
                                                                 523,150
                                                           ---------------
INVESTMENT BANKING/BROKERAGE (0.6%)
Bear Stearns Co., Inc. (The) .                   600              36,375
Charles Schwab Corp. .........                 6,800             238,850
Lehman Brothers Holdings Inc.                  2,000             129,000
Merrill Lynch & Co., Inc. ....                 4,200             294,000
Paine Webber Group Inc. ......                   800              57,000
                                                                 755,225
                                                           ---------------
INVESTMENT MANAGEMENT (0.3%)
Franklin Resources, Inc. .....                 1,300              55,692
Stilwell Financial, Inc. .....                 1,200              53,775
T. Rowe Price & Associates ...                 4,900             229,381
                                                                 338,848
                                                           ---------------
LEISURE TIME - PRODUCTS (0.2%)
Brunswick Corp. ..............                   600              11,663
Harley-Davidson, Inc. ........                 2,300             110,831
Hasbro, Inc. .................                 1,350              14,512
                                  NUMBER OF SHARES         MARKET VALUE
                                ----------------------     ---------------
LEISURE TIME - PRODUCTS (CONTINUED)
Mattel, Inc. .................                 1,000              12,938
Six Flags, Inc. + ............                 7,800             121,875
                                                                 271,819
                                                           ---------------
LODGING - HOTELS (0.0%)
Hilton Hotels Corp. ..........                 1,300              12,350
Marriott International, Inc. .                   900              36,450
                                                                  48,800
                                                           ---------------
MACHINERY - DIVERSIFIED (0.2%)
Caterpillar, Inc. ............                 1,700              59,606
Deere & Co. ..................                 1,300              47,856
Dover Corp. ..................                 1,300              55,169
Ingersoll-Rand Co. ...........                 1,200              45,300
                                                                 207,931
                                                           ---------------
MANUFACTURING - DIVERSIFIED (0.9%)
Danaher Corp. ................                   900              56,812
Eaton Corp. ..................                   400              27,225
Honeywell International Inc. .                 3,725             200,452
Illinois Tool Works, Inc. ....                   800              44,450
ITT Industries, Inc. .........                   800              26,050
Johnson Controls, Inc. .......                   600              35,775
Minnesota Mining and
 Manufacturing Co. (3M) ......                 1,800             173,925
National Service Industries,
 Inc..........................                   200               4,088
Parker-Hannifin Corp. ........                   600              24,825
PPG Industries Inc. ..........                 1,000              44,625
Textron, Inc. ................                   700              35,306
Thermo Electron Corp. + ......                   900              26,100
Tyco International Ltd. ......                 8,567             485,662
                                                               1,185,295
                                                           ---------------
MANUFACTURING - SPECIALIZED (0.2%)
Avery Dennison Corp. .........                   900              45,450
Pall Corp. ...................                   500              10,781
Sealed Air Corp. + ...........                   568              27,335
United Technologies Corp. ....                 3,000             209,438
                                                                 293,004
                                                           ---------------
METALS MINING (0.0%)
Freeport-McMoRan Copper &
 Gold, Inc. + ................                 1,600              12,700
Phelps Dodge Corp. ...........                   400              18,700
                                                                  31,400
                                                           ---------------
MISCELLANEOUS METALS (0.0%)
Barrick Gold Corp. ...........                 1,700              22,737
Inco Ltd. + ..................                 1,000              15,438
                                                                  38,175
                                                           ---------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (0.7%)
Coastal Corp. (The) ..........                 1,000              75,438
Dynegy Inc. ..................                 2,400             111,150
El Paso Energy Corp. .........                 1,200              75,225
Enron Corp. ..................                 4,800             393,900
Sempra Energy ................                   800              16,550
Southwest Gas Corp. ..........                 7,800             162,825
Williams Co., Inc. (The) .....                 2,200              91,987
                                                                 927,075
                                                           ---------------
                                  NUMBER OF SHARES         MARKET VALUE
                                ----------------------     ---------------
OFFICE EQUIPMENT & SUPPLIES (0.0%)
Pitney Bowes, Inc. ...........                   700              20,781
                                                           ---------------
OIL (0.6%)
Royal Dutch Petroleum Co. ....                13,700             813,437
                                                           ---------------
OIL & GAS - DRILLING & EQUIPMENT (0.6%)
Baker Hughes Inc. ............                 1,700              58,438
BJ Services Co. + ............                 2,500             131,094
Halliburton Co. ..............                 2,200              81,538
Marine Drilling Companies,
 Inc. + ......................                 8,900             212,487
Nabors Industries, Inc. + ....                   800              40,720
Schlumberger, Ltd. ...........                 3,700             281,662
Transocean Sedco Forex Inc. ..                 1,000              53,000
                                                                 858,939
                                                           ---------------
OIL & GAS - EXPLORATION/PRODUCTION (0.6%)
Anadarko Petroleum Corp. .....                 1,618             103,633
Apache Corp. .................                   600              33,187
Burlington Resources, Inc. ...                 1,200              43,200
Devon Energy Corp. ...........                   600              30,240
Kerr-McGee Corp. .............                   400              26,125
St. Mary Land & Exploration
 Co...........................                 3,200              75,000
Triton Energy Ltd. + .........                 7,000             215,250
Unocal Corp. .................                 1,600              54,600
Vintage Petroleum, Inc. + ....                 8,200             173,225
                                                                 754,460
                                                           ---------------
OIL & GAS - REFINING & MARKETING (0.2%)
Ashland Oil Inc. .............                   500              16,375
Tosco Corp. ..................                   900              25,763
Valero Energy Corp. ..........                 5,200             171,925
                                                                 214,063
                                                           ---------------
OIL - DOMESTIC INTEGRATED (0.2%)
Amerada Hess Corp. ...........                   600              37,200
Conoco Inc. - Class B ........                 3,000              81,563
Occidental Petroleum Corp. ...                 2,600              51,675
Phillips Petroleum Co. .......                 1,700             104,975
USX-Marathon Group ...........                 1,600              43,500
                                                                 318,913
                                                           ---------------
OIL - INTERNATIONAL INTEGRATED (2.1%)
Chevron Corp. ................                 3,000             246,375
Exxon Mobil Corp. ............                26,744           2,385,230
Texaco, Inc. .................                 2,600             153,563
                                                               2,785,168
                                                           ---------------
PAPER & FOREST PRODUCTS (0.2%)
Boise Cascade Corp. ..........                   500              14,344
Louisiana-Pacific Corp. ......                 9,700              82,450
Mead Corp. ...................                   500              14,469
Westvaco Corp. ...............                   400              11,400
Weyerhaeuser Co. .............                 1,100              51,631
Willamette Industries, Inc. ..                   900              32,681
                                                                 206,975
                                                           ---------------
PERSONAL CARE (0.1%)
Avon Products, Inc. ..........                   600              29,100
                                  NUMBER OF SHARES         MARKET VALUE
                                ----------------------     ---------------
PERSONAL CARE (CONTINUED)
Gillette Co. .................                 2,600              90,675
                                                                 119,775
                                                           ---------------
PHOTOGRAPHY/IMAGING (0.1%)
Eastman Kodak Co. ............                   800              35,900
Infocus Corp. + ..............                 2,900             128,144
                                                                 164,044
                                                           ---------------
POWER PRODUCERS - INDEPENDENT (0.1%)
AES Corp. + ..................                 2,300             129,950
                                                           ---------------
PUBLISHING (0.0%)
Harcourt General, Inc. .......                   300              16,815
McGraw-Hill Co., Inc. (The) ..                 1,000              64,188
Meredith Corp. ...............                   300               9,525
                                                                  90,528
                                                           ---------------
PUBLISHING - NEWSPAPERS (0.2%)
Dow Jones & Co., Inc. ........                   500              29,438
Gannett Co., Inc. ............                 1,300              75,400
Knight-Ridder, Inc. ..........                   500              25,125
New York Times Co. ...........                   800              29,400
Tribune Co. ..................                 1,300              48,181
                                                                 207,544
                                                           ---------------
RAILROADS (0.1%)
Burlington Northern Santa Fe
 Corp.........................                 2,600              69,062
Norfolk Southern Corp. .......                 1,300              18,363
                                                                  87,425
                                                           ---------------
RESTAURANTS (0.4%)
Brinker International, Inc. +                  6,000             235,500
CBRL Group, Inc. .............                 4,900              87,587
Darden Restaurants, Inc. .....                   900              20,250
McDonald's Corp. .............                 3,400             105,400
Starbucks Corp. + ............                   900              40,219
Tricon Global Restaurants,
 Inc. + ......................                   380              11,400
Wendy's International, Inc. ..                   900              19,575
                                                                 519,931
                                                           ---------------
RETAIL - BUILDING SUPPLIES (0.4%)
Home Depot, Inc. .............                11,950             513,850
Sherwin-Williams Co. .........                 1,000              21,687
                                                                 535,537
                                                           ---------------
RETAIL - COMPUTERS & ELECTRONICS (0.2%)
Best Buy Co., Inc. + .........                 1,300              65,244
Circuit City Stores - Circuit
 City Group ..................                 1,100              14,575
RadioShack Corp. .............                   900              53,662
Tweeter Home Entertainment
 Group, Inc. + ...............                 3,900              93,844
                                                                 227,325
                                                           ---------------
RETAIL - DEPARTMENT STORES (0.2%)
Dillards, Inc. ...............                   600               6,300
Federated Department Stores,
 Inc. + ......................                 1,400              45,588
J.C. Penney Co., Inc. ........                   900              10,519
Kohl's Corp. + ...............                 1,500              81,281
Nordstrom, Inc. ..............                   400               6,575
Sears, Roebuck & Co. .........                 2,000              59,460
                                                                 209,723
                                                           ---------------
                                  NUMBER OF SHARES         MARKET VALUE
                                ----------------------     ---------------
RETAIL - DISCOUNTERS (0.0%)
Consolidated Stores Corp. + ..                   700               8,313
                                                           ---------------
RETAIL - GENERAL MERCHANDISE CHAIN (0.9%)
Costco Wholesale Corp. + .....                 2,000              73,250
Kmart Corp. + ................                 3,600              21,375
Target Corp. .................                 4,600             127,075
Wal-Mart Stores, Inc. ........                22,800           1,034,550
                                                               1,256,250
                                                           ---------------
RETAIL - HOME SHOPPING (0.2%)
ValueVision International,                    10,500             212,625
 Inc. + ......................
                                                           ---------------
RETAIL - SPECIALITY (0.2%)
AutoZone, Inc. + .............                 1,000              26,813
Bed Bath & Beyond, Inc. + ....                 1,300              33,556
Casey's General Stores, Inc. .                12,600             157,500
Office Depot, Inc. + .........                   100                 831
Staples, Inc. + ..............                 2,400              34,200
Tiffany & Co. ................                 1,000              42,687
Toys "R" Us, Inc. + ..........                 1,600              27,500
                                                                 323,087
                                                           ---------------
RETAIL SPECIALITY - APPAREL (0.3%)
Abercrombie & Fitch Co. -
 Class A + ...................                13,700             322,806
The Limited, Inc. ............                 1,000              25,250
TJX Companies, Inc. ..........                 1,600              43,600
                                                                 391,656
                                                           ---------------
RETAIL STORES - DRUG STORE (0.3%)
CVS Corp. ....................                 2,000             105,875
Walgreen Co. .................                 5,300             241,812
                                                                 347,687
                                                           ---------------
RETAIL STORES - FOOD CHAINS (0.2%)
Albertson's, Inc. ............                 2,300              54,481
Kroger Co. (The) + ...........                 4,100              92,507
Safeway, Inc. + ..............                 2,400             131,250
Winn-Dixie Stores, Inc. ......                   800              15,400
                                                                 293,638
                                                           ---------------
SAVINGS & LOAN COMPANIES (0.5%)
Astoria Financial Corp. ......                 5,300             198,750
FirstFed Financial Corp. + ...                 8,300             211,650
Golden West Financial Corp. ..                   800              44,850
Roslyn Bancorp, Inc. .........                 3,600              78,075
Washington Mutual Financial
 Corp.........................                 2,598             114,312
                                                                 647,637
                                                           ---------------
SERVICES - ADVERTISING/MARKETING (0.2%)
ACNielsen Corp. + ............                 3,300              78,994
Interpublic Group of Co., Inc.
 (The)........................                   800              34,350
Omnicom Group, Inc. ..........                 1,000              92,250
                                                                 205,594
                                                           ---------------
SERVICES - COMMERCIAL & CONSUMER (0.4%)
Chinadotcom Corp. ............                12,100             122,512
Convergys Corp. + ............                   700              30,494
Getty Images, Inc. + .........                 7,300             231,775
H&R Block, Inc. ..............                   500              17,844
IMS Health, Inc. .............                 1,000              23,625
                                  NUMBER OF SHARES         MARKET VALUE
                                ----------------------     ---------------
SERVICES - COMMERCIAL & CONSUMER (CONTINUED)
Sunrise Assisted Living, Inc.
 +............................                 3,500              81,812
                                                                 508,062
                                                           ---------------
SERVICES - COMPUTER SYSTEMS (0.2%)
Computer Sciences Corp. + ....                 1,000              63,000
Electronic Data Systems Corp.                  2,300             107,956
Sabre Holdings Corp. .........                   505              16,886
Sapient Corp. + ..............                   800              28,450
                                                                 216,292
                                                           ---------------
SERVICES - DATA PROCESSING (0.3%)
Automatic Data Processing,
 Inc..........................                 2,900             189,406
Ceridian Corp. + .............                   900              22,500
Equifax, Inc. ................                 1,100              37,950
First Data Corp. .............                 2,100             105,263
Paychex, Inc. ................                 1,925             109,123
                                                                 464,242
                                                           ---------------
SERVICES - FACILITIES/ENVIRONMENTAL (0.1%)
Tetra Technologies Inc. + ....                 2,300              79,925
                                                           ---------------
SPECIALITY PRINTING (0.0%)
Deluxe Corp. .................                   500              11,281
RR Donnelley & Sons Co. ......                 1,000              21,500
                                                                  32,781
                                                           ---------------
STEEL (0.0%)
Allegheny Technologies Inc. ..                   600              12,150
Nucor Corp. ..................                   700              24,281
USX-US Steel Group, Inc. .....                   600               9,563
Worthington Industries .......                   300               2,869
                                                                  48,863
                                                           ---------------
TELEPHONE (1.6%)
BellSouth Corp. ..............                 9,700             468,631
CenturyTel, Inc. .............                   700              26,950
Qwest Communications
 International Inc. + ........                 4,265             207,386
SBC Communications, Inc. .....                17,427           1,005,320
Verizon Communications .......                 7,034             406,653
                                                               2,114,940
                                                           ---------------
TELEPHONE LONG DISTANCE (0.7%)
AT&T Corp. ...................                19,243             446,197
CapRock Communications Corp. +                21,800             155,325
Global Crossing Ltd. + .......                 4,400             103,950
WorldCom, Inc. + .............                 7,037             167,129
                                                                 872,601
                                                           ---------------
TEXTILES - APPAREL (0.0%)
Liz Claiborne, Inc. ..........                   500              21,250
VF Corp. .....................                   700              19,119
                                                                  40,369
                                                           ---------------
TOBACCO (0.3%)
Philip Morris Co. Inc. .......                11,100             406,537
UST, Inc. ....................                   900              22,725
                                                                 429,262
                                                           ---------------
TRUCKS & PARTS (0.0%)
Cummins Engine Co., Inc. .....                   200               6,800
                                  NUMBER OF SHARES         MARKET VALUE
                                ----------------------     ---------------
TRUCKS & PARTS (CONTINUED)
PACCAR, Inc. .................                   700              29,444
                                                                  36,244
                                                           ---------------
WASTE MANAGEMENT (0.0%)
Waste Management, Inc. .......                 3,000              60,000
TOTAL COMMON STOCKS (COST                                     79,435,312
 $58,931,594)
                                                           ---------------
PREFERRED STOCKS (0.1%)
Seagram Co. Ltd.
 (Entertainment) * ...........                 2,100             119,963
TOTAL PREFERRED STOCKS (COST                                     119,963
 $119,112)
                                                           ---------------
                                NUMBER OF CONTRACTS
                                ----------------------
CALL OPTIONS (0.0%)
Euro Currency Option Callable
 .8925,02/05/01...............                 3,871               5,024
Euro Currency Option Callable
 .9025,02/05/01...............                 6,149               6,932
Euro Currency Option Callable
 .8490,03/05/01...............                 3,876              12,293
Euro Currency Option Callable
 .8609,03/05/01...............                 4,497              12,120
TOTAL CALL OPTIONS (COST                                          36,369
 $66,155)
                                                           ---------------
PUT OPTIONS (0.0%)
U.S. Treasury Option Put
 6.38%,01/05/01...............                 3,320               1,816
U.S. Treasury Option Put
 6.75%,01/05/01...............                 1,675               4,711
U.S. Treasury Option Put
 6.25%,02/05/01...............                   690                 836
Venezuela DCB Option Put
 83.75,02/05/01...............                   173               4,226
Venezuela DCB Option Put                         173               4,725
 84.50,02/05/01...............
                                                           ---------------
TOTAL PUT OPTIONS (COST                                           16,314
 $47,472)
                                                           ---------------
                                         PRINCIPAL
                                          AMOUNT
                                      ---------------
LONG-TERM BONDS AND NOTES (34.0%)
CORPORATE BONDS (14.1%)
AT&T Canada Inc.,Zero
 Coupon,06/15/08..............           $   205,000             164,035
Baker Hughes
 Inc.,6.25%,01/15/09..........                25,000              23,603
Bank One Corp.,7.88%,08/01/10                165,000             165,681
Boeing Capital
 Corp.,7.38%,09/27/10.........               170,000             172,292
Bombardier Capital
 Inc.,7.50%,10/17/05..........                85,000              84,856
CIT Group, Inc.
 (The),7.63%,08/16/05.........               190,000             189,802
Citigroup Inc.,7.25%,10/01/10                170,000             168,917
ConAgra Foods,
 Inc.,7.50%,09/15/05..........               220,000             222,103
Cox Communications
 Inc.,6.85%,01/15/18..........               190,000             171,950
DaimlerChrysler NA Holdings
 Inc.,
 7.20%,09/01/09 ..............               110,000             106,500
Diageo Capital
 Plc,7.25%,11/01/09...........               115,000             111,588
Dominion Resources,
 Inc.,8.13%,06/15/10..........               170,000             175,280
Duke Energy Field Services,
 Inc.,7.88%,08/16/10..........               190,000             193,646
Edison International
 Inc.,6.88%,09/15/04..........                75,000              72,950
ERAC USA Finance
 Co.,6.95%,03/01/04 ++ .......               115,000             111,460
First Union
 Corp.,7.55%,08/18/05.........               160,000             160,861
Ford Motor Credit
 Corp.,7.60%,08/01/05.........               680,000             683,604
Ford Motor Credit
 Corp.,7.88%,06/15/10.........               250,000             250,693
General Electric Capital
 Corp.,8.30%,09/20/09.........                75,000              81,635

                                         PRINCIPAL              MARKET
                                          AMOUNT                VALUE
                                      ---------------      ---------------
CORPORATE BONDS (CONTINUED)
General Motors Acceptance
 Corp.,
 7.50%,07/15/05 ..............           $   165,000        $    166,482
Hilton Hotel
 Corp.,7.35%,01/03/01.........             3,000,000           2,963,880
Houston Industries
 Finance,6.95%,01/10/01 * ....             3,000,000           2,960,850
Hyperion Telecom Corp.,Zero
 Coupon,04/15/03..............                55,000              42,900
Pacific Gas & Electric
 Co.,7.38%,11/01/05...........               205,000             204,645
PP&L Transition Bond Co.
 LLC,7.05%,06/25/09...........               340,000             341,380
Qwest Capital Funding
 Inc.,7.75%,08/15/06 ++ ......               165,000             167,957
Qwest Capital Funding
 Inc.,7.90%,08/15/10..........               100,000             101,441
Raytheon Co.,6.15%,11/01/08 ..               165,000             151,034
Repsol International
 Finance,7.45%,07/15/05.......               266,000             267,346
RSL Communications
 Plc,10.50%,11/15/08..........               105,000              14,700
Southern Energy,7.90%,07/15/09               165,000             157,862
Telephonica Europe
 BV,7.75%,09/15/10............               180,000             180,221
Tennessee Gas
 Pipeline,7.00%,10/15/28......               190,000             169,896
Time Warner
 Ent.,6.66%,11/13/00..........             4,000,000           3,991,120
TRW, Inc.,6.45%,06/15/01 .....             3,000,000           2,985,000
Tyco International Group
 SA,5.88%,11/01/04............               125,000             118,984
Unilever Capital
 Corp.,6.88%,11/01/05.........               170,000             168,778
Vodafone AirTouch
 Plc,7.75%,02/15/10 ++ .......               165,000             168,034
WestPoint Stevens
 Inc.,7.88%,06/15/05..........               170,000             127,500
WestPoint Stevens
 Inc.,7.88%,06/15/08..........                35,000              24,150
TOTAL CORPORATE BONDS                                         18,785,616
                                                           ---------------
FOREIGN OBLIGATIONS (1.9%)
Bundesrepub.
 Deutschland,5.23%,01/04/11...               400,000             339,786
 Bundesschatzanweisungen,4.50%,0             670,000             563,235
French Treasury
 Note,5.50%,04/25/10..........             1,855,000           1,588,336
IMPSAT Fiber Networks
 Inc.,13.75%,02/15/05.........                98,000              79,870
TOTAL FOREIGN OBLIGATIONS                                      2,571,227
                                                           ---------------
NON-AGENCY MORTGAGE-BACKED SECURITIES (0.2%)
DLJ Mortgage Acceptance                      350,000             313,961
 Corp.,8.10%,06/18/04.........
                                                           ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
 (10.1%)
Federal Home Loan Mortgage
 Corp.,6.88%,09/15/10.........             1,917,000           1,941,557
Federal Home Loan Mortgage
 Corp.,7.00%,12/15/29 # ......             1,300,000           1,274,403
Federal Home Loan Mortgage
 Corp.,7.50%,12/01/11.........               178,280             179,782
Federal Home Loan Mortgage
 Corp.,7.50%,12/15/30 #.......               600,000             599,628
Federal Home Loan Mortgage
 Corp.,8.00%,11/15/30 #.......               140,000             141,882
Federal National Mortgage
 Assoc.,6.50%,11/15/15 #......               400,000             391,752
Federal National Mortgage
 Assoc.,6.50%,11/01/28........                95,272              91,728
Federal National Mortgage
 Assoc.,7.00%,12/15/29 #......  2,810,000                      2,752,929
Federal National Mortgage
 Assoc.,7.50%,07/01/11........               102,693             103,527
Federal National Mortgage
 Assoc.,7.50%,10/01/30........               295,000             294,537

                                         PRINCIPAL              MARKET
                                          AMOUNT                VALUE
                                      ---------------      ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
 (CONTINUED)
Federal National Mortgage
 Assoc.,8.00%,12/15/30 #......           $   600,000        $    607,314
Federal National Mortgage
 Assoc.,8.50%,11/01/23........               256,862             263,363
Federal National Mortgage
 Assoc.,8.50%,01/01/25........               741,549             759,969
Federal National Mortgage
 Assoc.,9.50%,10/01/16........               451,921             474,209
Government National Mortgage
 Assoc.,6.38%,04/20/28........               175,888             176,904
Government National Mortgage
 Assoc.,7.50%,12/15/23........             1,557,690           1,567,426
Government National Mortgage
 Assoc.,7.50%,11/15/30 #......               500,000             500,000
Government National Mortgage
 Assoc.,8.00%,12/15/23........               597,238             608,436
Government National Mortgage
 Assoc.,8.00%,07/15/24........               708,686             721,308
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED                  13,450,654
 SECURITIES
                                                           ---------------
U.S. GOVERNMENT OBLIGATIONS (7.7%)
Treasury Inflation
 Index,3.38%,01/15/07.........               420,000             445,858
Treasury Inflation
 Index,4.25%,01/15/10.........               588,000             621,948
U.S. Treasury
 Bond,6.13%,08/15/29 * .......             1,588,000           1,644,564
U.S. Treasury
 Bond,6.25%,02/15/07..........               299,000             304,980
U.S. Treasury
 Bond,8.13%,05/15/21..........               415,000             517,646
U.S. Treasury
 Note,5.50%,07/31/01 * .......             2,093,000           2,079,584
U.S. Treasury
 Note,5.75%,11/30/02 * .......               250,000             248,945
U.S. Treasury
 Note,5.75%,08/15/03..........               200,000             199,250
U.S. Treasury
 Note,5.75%,08/15/10..........               116,000             115,891
U.S. Treasury
 Note,5.88%,11/15/04..........                45,000              45,042
U.S. Treasury
 Note,6.25%,05/15/30..........               272,000             289,680
U.S. Treasury
 Note,6.75%,05/15/05..........             2,758,000           2,859,274
U.S. Treasury
 Note,7.00%,07/15/06..........               260,000             273,975
U.S. Treasury
 Note,8.13%,08/15/21..........               415,000             518,360
TOTAL U.S. GOVERNMENT OBLIGATIONS                             10,164,997
                                                           ---------------
TOTAL LONG-TERM BONDS AND
 NOTES                                                        45,286,455
 (COST $45,477,697)
                                                           ---------------
SHORT-TERM INVESTMENTS (13.1%)
Cox Communications
 Inc.,6.72%,11/27/00 * .......             4,000,000           3,980,587
MCN Energy Enterprises
 Inc.,7.10%,11/01/00..........             2,565,000           2,565,000
Sears Roebuck Acceptance
 Corp.,6.80%,11/07/00.........             4,000,000           3,995,467
U.S. Treasury
 Bill,6.14%,11/09/00 @ .......               300,000             299,591
U.S. Treasury
 Note,4.63%,12/31/00..........               550,000             548,025
Viacom International
 Inc.,6.70%,11/14/00..........             4,000,000           3,990,322
Whirlpool Corp.,6.67%,11/13/00             2,000,000           1,995,553
TOTAL SHORT-TERM INVESTMENTS                                  17,374,545
 (COST $17,374,877)
                                                           ---------------
                                                           MARKET VALUE
                                                           ---------------
TOTAL INVESTMENTS (COST
 $122,016,907)(A)                                           $142,268,958
OTHER ASSETS LESS LIABILITIES                                 (9,240,696)
                                                           ---------------
TOTAL NET ASSETS                                            $133,028,262
                                                           ---------------


10 See Notes to Portfolio of Investments.

    See Notes to Portfolio of Investments.                                    11

GROWTH & INCOME FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2000
BALANCED (CONTINUED)

12 See Notes to Portfolio of Investments.

    See Notes to Portfolio of Investments.                                    13

GROWTH & INCOME FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2000
BALANCED (CONTINUED)

14 See Notes to Portfolio of Investments.

    See Notes to Portfolio of Investments.                                    15

GROWTH & INCOME FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2000
BALANCED (CONTINUED)

16 See Notes to Portfolio of Investments.

    See Notes to Portfolio of Investments.                                    17

GROWTH & INCOME FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2000
BALANCED (CONTINUED)

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal tax purposes amounts to $123,001,378. Unrealized gains and losses, based on identified tax cost at October 31, 2000, are as follows:


 Unrealized gains.............................$23,605,925
 Unrealized losses............................ (4,338,345)
                                              -----------
    Net unrealized gain.......................$19,267,580
                                              ===========

Information concerning open futures contracts at October 31, 2000 is shown below:

                                       NOTIONAL
                          NO. OF        MARKET     EXPIRATION      UNREALIZED
                         CONTRACTS      VALUE         DATE         GAIN/(LOSS)
                         ----------   -----------  ----------      -----------
Long Contracts
--------------
 Russell 2000 Index
 Futures...............      7         $ 1,751,750    Dec 00         $(158,030)
                                       ===========                    ========

Short Contracts
---------------
 U.S. 2 Yr. Treasury
 Bond..................      4         $  (800,500)   Dec 00         $  (4,082)

 U.S. 10 Yr. Treasury
 Bond..................     11          (1,107,734)   Dec 00           (11,719)
                                       -----------                    --------
                                       $(1,908,234)                  $ (15,801)
                                       ===========                    ========

+   Non-income producing security.
++ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.
* Segregated securities for purchases of delayed delivery or when-issued securities held at October 31, 2000.
#   When-issued or delayed delivery security.
@ Security pledged to cover initial margin requirements on open futures contracts at October 31, 2000.
+ + Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.



18 See Notes to Financial Statements.

NOTES TO PORTFOLIO OF INVESTMENTS (CONTINUED)
Acquisition date and cost of illiquid securities at October 31, 2000 is shown below:
                                          ACQUISITION
                                              DATE                 COST
                                      --------------------  -------------------
Independent Energy Holdings Plc.....        07/24/98             $138,523
                                                            =============


The market value of the total illiquid securities above is $104 which represents 0.00% of the total net assets.

Category percentages are based on net assets.

    See Notes to Financial Statements.                                        19

GROWTH & INCOME FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2000
GROWTH AND INCOME


                                           NUMBER OF        MARKET VALUE
                                            SHARES
                                          -------------     --------------
COMMON STOCKS (94.2%)
UNITED STATES (92.2%)
AEROSPACE/DEFENSE (0.6%)
Boeing Co. .............................       40,200       $  2,726,063
General Dynamics Corp. .................       13,300            951,781
                                                               3,677,844
                                                            --------------
AGRICULTURE (0.0%)
Delta and Pine Land Co. ................        2,800             68,425
                                                            --------------
AIR FREIGHT (0.3%)
FedEx Corp. + ..........................       39,900          1,869,714
                                                            --------------
AIRLINES (0.5%)
America West Holdings Corp. + ..........       11,600            115,275
AMR Corp. ..............................       67,300          2,204,075
Delta Air Lines, Inc. ..................       16,600            784,350
                                                               3,103,700
                                                            --------------
ALUMINUM (0.1%)
Alcoa Inc. .............................       18,200            522,113
                                                            --------------
AUTO PARTS & EQUIPMENT (0.0%)
Cooper Tire & Rubber Co. ...............       13,200            144,375
Tower Automotive, Inc. + ...............       11,100            122,100
                                                                 266,475
                                                            --------------
AUTOMOBILES (0.4%)
Ford Motor Co. .........................       54,851          1,432,982
General Motors Corp. + .................       17,600          1,093,400
                                                               2,526,382
                                                            --------------
AUTOMOTIVE (0.2%)
General Motors Corp. - Class H + .......       30,600            991,440
                                                            --------------
BANKS - REGIONAL (0.1%)
Silicon Valley Bancshares + ............        7,400            342,250
                                                            --------------
BANKS - MAJOR REGIONAL (2.4%)
Bank of New York Co., Inc. .............       50,000          2,878,125
Fifth Third Bancorp ....................       19,350            994,106
Firstar Corp. ..........................       42,100            828,844
Fleet Boston Financial Corp. ...........       39,900          1,516,200
Mellon Financial Corp. .................       21,800          1,051,850
Northern Trust Corp. ...................       14,500          1,237,937
PNC Bank Corp. .........................       12,700            849,313
State Street Corp. .....................        7,100            885,654
Wells Fargo & Co. ......................       71,700          3,320,606
                                                              13,562,635
                                                            --------------
BANKS - MONEY CENTER (1.3%)
Bank of America Corp. ..................       72,000          3,460,500
Chase Manhattan Corp. (The) ............       43,400          1,974,700
J.P. Morgan & Co. ......................       12,700          2,101,850
                                                               7,537,050
                                                            --------------
BEVERAGES - ALCOHOLIC (0.3%)
Anheuser-Busch Co., Inc. ...............       39,200          1,793,400
                                                            --------------
BEVERAGES - NON-ALCOHOLIC (1.2%)
Coca-Cola Co. (The) ....................       88,400          5,337,150
Pepsi Bottling Group, Inc. (The) .......       40,700          1,409,237
                                                               6,746,387
                                                            --------------
                                           NUMBER OF        MARKET VALUE
                                            SHARES
                                          -------------     --------------
UNITED STATES (CONTINUED)
BIOTECHNOLOGY (1.6%)
Alliance Pharmaceutical Corp. + ........        9,100       $    128,538
Amgen, Inc. + ..........................       45,400          2,630,362
Coulter Pharmaceutical, Inc. + .........        3,700            141,756
Enzon, Inc. + ..........................        2,700            192,375
Genzyme Corp. + ........................       28,200          2,002,200
Gilead Sciences, Inc. + ................       12,400          1,066,400
Immunomedics, Inc. + ...................        9,400            217,375
Invitrogen Corp. + .....................        4,100            311,856
NPS Pharmaceuticals, Inc. + ............        5,200            222,950
Vertex Pharmaceutical, Inc. + ..........       22,500          2,094,961
                                                               9,008,773
                                                            --------------
BROADCASTING - TV, RADIO & CABLE (0.6%)
AT&T Corp. - Liberty Media Corp. - Class
 A + ...................................      111,000          1,998,000
Clear Channel Communications, Inc. + ...       20,400          1,225,275
                                                               3,223,275
                                                            --------------
CELLULAR/WIRELESS TELECOMMUNICATIONS
 (0.6%)
AT&T Wireless Group + ..................       15,500            386,531
Nextel Communications, Inc. + ..........       26,800          1,030,125
Sprint Corp. (PCS Group) + .............       17,800            678,625
VoiceStream Wireless Corp. + ...........        9,200          1,209,800
                                                               3,305,081
                                                            --------------
CHEMICALS (0.0%)
Dow Chemical Co. .......................        4,000            122,500
                                                            --------------
CHEMICALS - SPECIALITY (0.1%)
Cambrex Corp. ..........................        5,300            211,669
Millennium Chemicals, Inc. .............       13,300            214,470
                                                                 426,139
                                                            --------------
COMMUNICATIONS EQUIPMENT (2.2%)
ADC Telecommunications, Inc. + .........       30,500            651,938
CIENA Corp. + ..........................       14,200          1,492,775
Comverse Technology, Inc. + ............        9,500          1,061,625
Corning, Inc. ..........................       49,800          3,809,700
Metromedia Fiber Network, Inc. + .......       15,400            292,600
Motorola, Inc. .........................       96,700          2,411,456
QUALCOMM Inc. + ........................       29,300          1,907,705
Sycamore Networks, Inc. + ..............        3,900            246,675
Tellabs, Inc. + ........................       15,000            749,062
                                                              12,623,536
                                                            --------------
COMPUTERS - HARDWARE (4.8%)
Apple Computer, Inc. + .................       14,100            275,831
Brocade Communications Systems, Inc. + .        8,300          1,887,213
Compaq Computer Corp. ..................       75,100          2,283,791
Dell Computer Corp. + ..................       94,400          2,784,800
Gateway, Inc. + ........................        8,100            418,041
International Business Machines Corp. ..       75,700          7,456,450
Juniper Networks, Inc. + ...............       12,100          2,359,500
MRV Communications, Inc. + .............        4,300            169,850
Sun Microsystems, Inc. + ...............       87,700          9,723,737
                                                              27,359,213
                                                            --------------
                                           NUMBER OF        MARKET VALUE
                                            SHARES
                                          -------------     --------------
UNITED STATES (CONTINUED)
COMPUTERS - NETWORKING (3.3%)
3Com Corp. + ...........................       15,300       $    271,575
Avocent Corp. ..........................        6,300            446,906
Cisco Systems, Inc. + ..................      308,200         16,604,275
Network Appliance, Inc. + ..............       13,400          1,594,600
                                                              18,917,356
                                                            --------------
COMPUTERS - PERIPHERALS (1.9%)
EMC Corp. + ............................      110,300          9,823,594
Oak Technology, Inc. + .................        9,900            277,819
Seagate Technology, Inc. + .............       10,100            705,737
Storage Technology Corp. + .............        6,400             62,400
Xircom, Inc. + .........................        4,700             66,387
                                                              10,935,937
                                                            --------------
COMPUTERS SOFTWARE/SERVICES (7.6%)
Adobe Systems, Inc. ....................       13,200          1,004,025
America Online, Inc. + .................      146,800          7,403,124
BEA Systems, Inc. + ....................       24,500          1,757,875
Dendrite International, Inc. + .........        8,400            182,700
eBay Inc. + ............................        5,200            267,800
Exodus Communications, Inc. + ..........       18,300            614,194
i2 Technologies, Inc. + ................        7,200          1,224,000
InfoSpace.com, Inc. + ..................        7,098            142,847
Mercury Interactive Corp. + ............       16,600          1,842,600
Microsoft Corp. + ......................      172,900         11,908,487
Oracle Corp. + .........................      189,800          6,263,400
Pharmacopeia, Inc. + ...................        8,000            146,000
Siebel Systems, Inc. + .................       13,800          1,448,138
Sybase, Inc. + .........................       66,500          1,392,344
Symantec Corp. + .......................       49,800          1,945,313
TIBCO Software Inc. + ..................        6,700            422,100
VeriSign, Inc. + .......................        8,399          1,108,668
VERITAS Software Corp. + ...............       26,400          3,722,812
WorldGate Communications, Inc. + .......        4,800             89,700
Yahoo! Inc. + ..........................       10,800            633,150
                                                              43,519,277
                                                            --------------
CONSTRUCTION (0.0%)
Texas Industries, Inc. .................        5,600            130,550
                                                            --------------
CONSUMER FINANCE (0.9%)
Capital One Financial Corp. ............        7,000            441,875
Household International, Inc. ..........       20,600          1,036,437
MBNA Corp. .............................       30,800          1,156,925
Metris Companies, Inc. .................        3,300            106,838
PMI Group, Inc. (The) ..................       26,600          1,965,075
Providian Financial Corp. ..............        6,600            686,400
                                                               5,393,550
                                                            --------------
DISTRIBUTORS - FOOD & HEALTH (0.4%)
Cardinal Health, Inc. ..................       15,300          1,449,675
Sysco Corp. ............................       14,800            772,375
                                                               2,222,050
                                                            --------------
ELECTRIC COMPANIES (2.0%)
Duke Energy Corp. ......................       20,300          1,754,681
                                           NUMBER OF        MARKET VALUE
                                            SHARES
                                          -------------     --------------
UNITED STATES (CONTINUED)
ELECTRIC COMPANIES (CONTINUED)
FirstEnergy Corp. ......................       70,700       $  1,829,363
FPL Group, Inc. ........................       33,200          2,191,200
IDACORP, Inc. ..........................        2,500            123,281
NSTAR Corp..............................       25,600            990,400
PG&E Corp. .............................       87,500          2,357,031
PPL Corp. ..............................       29,900          1,231,506
Southern Co. ...........................       28,700            843,063
Western Resources,  Inc. ...............        5,600            119,700
                                                              11,440,225
                                                            --------------
ELECTRICAL EQUIPMENT (5.4%)
ACT Manufacturing, Inc. + ..............        3,600            118,350
AVX Corp. ..............................       53,200          1,522,850
Benchmark Electronics, Inc. + ..........        2,700            108,675
Emerson Electric Co. ...................       18,900          1,387,969
General Electric Co. ...................      428,000         23,459,750
Littlefuse,  Inc. + ....................        6,300            182,700
Rockwell International Corp. ...........       44,800          1,761,200
Sensormatic Electronics Corp. + ........       11,800            212,400
Solectron Corp. + ......................       29,400          1,293,600
Vishay Intertechnology, Inc. + .........       36,600          1,098,000
                                                              31,145,494
                                                            --------------
ELECTRONICS - COMPONENT DIST. (0.2%)
Arrow Electronics, Inc. + ..............       40,100          1,283,200
                                                            --------------
ELECTRONICS - DEFENSE (0.0%)
Mercury Computer Systems, Inc. + .......        4,800            148,800
                                                            --------------
ELECTRONICS - INSTRUMENTS (0.9%)
Credence Systems Corp. + ...............       36,500            684,375
Perkin Elmer, Inc. .....................       19,900          2,378,050
Tektronix, Inc. ........................       26,600          1,895,250
Therma-Wave Inc. + .....................        5,200            106,600
                                                               5,064,275
                                                            --------------
ELECTRONICS - SEMICONDUCTORS (6.1%)
Altera Corp. + .........................       17,200            704,125
ANADIGICS, Inc. + ......................        6,250            139,844
Analog Devices, Inc. + .................       15,700          1,020,500
Applied Micro Circuits Corp. + .........       27,200          2,067,200
Broadcom Corp. - Class A + .............        8,200          1,823,475
C-Cube Microsystems Inc. ...............        3,800             74,100
Cypress Semiconductor Corp. + ..........       15,700            587,769
Integrated Device Technology, Inc. + ...       26,600          1,497,912
Intel Corp. ............................      283,800         12,771,000
International Rectifier Corp. + ........       19,900            888,038
JDS Uniphase Corp. + ...................       33,700          2,742,337
Linear Technology Corp. ................       13,600            878,050
LSI Logic Corp. + ......................        9,300            305,738
Maxim Integrated Products, Inc. + ......       15,300          1,014,581
Micron Technology, Inc. + ..............       20,800            722,800
PMC Sierra Inc. + ......................        6,400          1,084,800
REMEC, Inc. + ..........................        8,000            238,500
SDL, Inc. + ............................        3,400            881,450
                                           NUMBER OF        MARKET VALUE
                                            SHARES
                                          -------------     --------------
UNITED STATES (CONTINUED)
ELECTRONICS - SEMICONDUCTORS (CONTINUED)
Silicon Storage Technology, Inc. + .....       58,100       $  1,321,775
Texas Instruments, Inc. ................       72,400          3,552,125
Xilinx, Inc. + .........................       12,300            890,981
                                                              35,207,100
                                                            --------------
ENGINEERING & CONSTRUCTION (0.0%)
Jacobs Engineering Group, Inc. + .......        5,900            244,113
                                                            --------------
ENTERTAINMENT (1.3%)
Time Warner, Inc. ......................       19,500          1,480,245
Viacom, Inc. - Class B + ...............       46,942          2,669,826
Walt Disney Co. (The) + ................       90,700          3,248,194
                                                               7,398,265
                                                            --------------
EQUIPMENT - SEMICONDUCTORS (0.5%)
Applied Materials, Inc. + ..............       35,100          1,864,688
Asyst Technologies, Inc. + .............       12,600            189,000
EMCORE Corp. + .........................        2,400             98,400
Teradyne, Inc. + .......................        8,800            275,000
Veeco Instruments Inc. + ...............        2,900            191,989
                                                               2,619,077
                                                            --------------
FINANCIAL - DIVERSIFIED (4.8%)
American Express Co. ...................       65,200          3,912,000
Associates First Capital Corp. .........       42,000          1,559,250
Citigroup Inc. .........................      220,000         11,577,500
Fannie Mae..............................       45,200          3,480,400
Freddie Mac ............................       30,900          1,854,000
Morgan Stanley Dean Witter & Co. .......       62,100          4,987,406
Mutual Risk Management Ltd. ............       16,600            300,875
                                                              27,671,431
                                                            --------------
FOODS (1.0%)
ConAgra Foods, Inc. ....................       67,300          1,438,537
Dean Foods Co. .........................       14,700            470,400
PepsiCo, Inc. ..........................       63,700          3,085,469
Sara Lee Corp. .........................       19,200            414,000
Suiza Foods Corp. + ....................        5,100            236,194
Universal Foods Corp. ..................       10,900            215,275
                                                               5,859,875
                                                            --------------
FOOTWEAR (0.1%)
Reebok International Ltd. + ............       10,600            228,563
Timberland Co. (The) + .................        5,000            258,125
                                                                 486,688
                                                            --------------
GAMING, LOTTERY, & PARI-MUTUEL (0.5%)
International Game Technology + ........       11,300            413,863
Mandaley Resort Group + ................       67,300          1,400,681
MGM Mirage Inc. + ......................       16,600            573,738
Pinnacle Entertainment, Inc. + .........       14,100            321,656
                                                               2,709,938
                                                            --------------
HEALTH CARE - DRUGS (0.0%)
Medicis Pharmaceutical Corp. + .........        2,200            161,975
                                                            --------------
HEALTH CARE - DRUGS/PHARMACUETICALS
 (5.8%)
Catalytica, Inc. + .....................       20,000            268,750
Eli Lilly & Co. ........................       41,300          3,691,188
                                           NUMBER OF        MARKET VALUE
                                            SHARES
                                          -------------     --------------
UNITED STATES (CONTINUED)
HEALTH CARE - DRUGS/PHARMACUETICALS
 (CONTINUED)
Genentech, Inc. + ......................        5,200       $    429,000
Guilford Pharmaceuticals Inc. + ........        7,300            180,219
Merck & Co., Inc. ......................      112,400         10,108,975
Pfizer, Inc. ...........................      273,500         11,811,781
Pharmacia Corp. ........................       63,396          3,486,780
Schering-Plough Corp. ..................       64,700          3,344,181
United Therapeutics Corp. + ............        1,700             90,950
                                                              33,411,824
                                                            --------------
HEALTH CARE - HOSPITAL MANAGEMENT (0.3%)
HCA - The Healthcare Corp. .............       36,700          1,465,706
LifePoint Hospitals, Inc. + ............        3,400            131,750
                                                               1,597,456
                                                            --------------
HEALTH CARE - MANAGED CARE (0.7%)
Foundation Health Systems, Inc. + ......       11,700            236,194
Oxford Health Plans, Inc. + ............       33,200          1,120,500
Trigon Healthcare, Inc. + ..............       33,200          2,380,025
UnitedHealth Group Inc. ................        5,300            579,687
                                                               4,316,406
                                                            --------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES
 (0.8%)
Baxter International, Inc. .............       16,900          1,388,969
Guidant Corp. + ........................       12,300            651,131
Medtronic, Inc. + ......................       51,900          2,818,819
                                                               4,858,919
                                                            --------------
HEALTH CARE - SPECIAL SERVICES (0.3%)
Applied Molecular Evolution + ..........        3,000             65,250
CuraGen Corp. + ........................        1,600            103,400
FuelCell Energy, Inc. + ................        1,300             99,531
Quest Diagnostics Inc. + ...............       15,500          1,491,875
Renal Care Group, Inc. + ...............        5,800            136,300
                                                               1,896,356
                                                            --------------
HEALTH CARE DIVERSIFIED (3.4%)
Abbott Laboratories ....................       68,500          3,617,656
American Home Products Corp. ...........       53,000          3,365,500
Bristol-Myers Squibb Co. ...............       87,200          5,313,750
IVAX Corp. + ...........................       32,500          1,413,750
Johnson & Johnson ......................       61,400          5,656,475
                                                              19,367,131
                                                            --------------
HOMEBUILDING (0.0%)
Kaufman & Broad Home Corp. .............        3,100             92,225
Pulte Corp. ............................        3,200            106,600
                                                                 198,825
                                                            --------------
HOUSEHOLD FURNISHINGS & APPLIANCES
 (0.0%)
Ethan Allen Interiors, Inc. ............        6,300            184,275
                                                            --------------
HOUSEHOLD PRODUCTS - NON-DURABLE (1.1%)
Church & Dwight Co., Inc. ..............       11,600            229,100
Colgate-Palmolive Co. ..................       25,300          1,486,628
Kimberly-Clark Corp. ...................       23,000          1,518,000
Procter & Gamble Co. ...................       43,000          3,071,812
                                                               6,305,540
                                                            --------------
                                           NUMBER OF        MARKET VALUE
                                            SHARES
                                          -------------     --------------
UNITED STATES (CONTINUED)
INSURANCE - LIFE/HEALTH (0.4%)
AFLAC, Inc. ............................       11,800       $    862,137
American General Corp. .................       10,800            869,400
The MONY Group Inc. ....................       14,900            612,763
                                                               2,344,300
                                                            --------------
INSURANCE - MULTI-LINE (2.2%)
American International Group, Inc. .....       88,200          8,643,600
CIGNA Corp. ............................       11,900          1,451,205
Loews Corp. ............................       26,600          2,418,937
                                                              12,513,742
                                                            --------------
INSURANCE - PROPERTY/CASUALTY (0.9%)
Horace Mann Educators Corp. ............       11,100            186,619
MGIC Investment Corp. ..................       33,700          2,295,812
Old Republic International Corp. .......       39,900          1,037,400
Radian Group Inc. ......................       26,600          1,885,275
                                                               5,405,106
                                                            --------------
INSURANCE BROKERS (0.3%)
Marsh & McLennan Co., Inc. .............       11,900          1,555,925
                                                            --------------
INVESTMENT BANKING/BROKERAGE (1.5%)
Bear Stearns Co., Inc. (The) ...........       26,600          1,612,625
Charles Schwab Corp. ...................       46,000          1,615,750
Goldman Sachs Group, Inc. (The) ........        7,100            708,669
Lehman Brothers Holdings Inc. ..........       38,000          2,451,000
Merrill Lynch & Co., Inc. ..............       33,800          2,366,000
                                                               8,754,044
                                                            --------------
LEISURE TIME - PRODUCTS (0.1%)
Brunswick Corp. ........................       36,500            709,469
                                                            --------------
MACHINERY - DIVERSIFIED (0.0%)
Tecumseh Products Co. - Class A ........        3,000            119,625
                                                            --------------
MANUFACTURING - DIVERSIFIED (0.8%)
American Standard Companies, Inc. + ....       21,400            981,725
Graco, Inc. ............................        8,400            301,875
Illinois Tool Works, Inc. ..............       10,800            600,075
ITT Industries, Inc. ...................       33,200          1,081,075
Minnesota Mining and Manufacturing Co.
 (3M)...................................       17,600          1,700,600
                                                               4,665,350
                                                            --------------
MANUFACTURING - SPECIALIZED (0.3%)
CTS Corp. ..............................        3,000            128,813
United Technologies Corp. ..............       18,900          1,319,456
                                                               1,448,269
                                                            --------------
NATURAL GAS - DISTRIBUTION - PIPE LINE
 (1.2%)
Coastal Corp. (The) ....................        8,500            641,219
Enron Corp. ............................       42,900          3,520,481
KeySpan Energy Corp. ...................       23,300            819,869
Sempra Energy ..........................       39,900            825,431
Williams Co., Inc. (The) ...............       26,900          1,124,756
                                                               6,931,756
                                                            --------------
OIL & GAS - DRILLING & EQUIPMENT (0.7%)
Halliburton Co. ........................       31,600          1,171,175
Noble Drilling Corp. + .................       46,500          1,932,656
                                           NUMBER OF        MARKET VALUE
                                            SHARES
                                          -------------     --------------
UNITED STATES (CONTINUED)
OIL & GAS - DRILLING & EQUIPMENT
 (CONTINUED)
Schlumberger, Ltd. .....................       10,800       $    822,150
                                                               3,925,981
                                                            --------------
OIL & GAS - EXPLORATION/PRODUCTION
 (0.1%)
St. Mary Land & Exploration Co. ........        2,900             67,969
Triton Energy Ltd. + ...................        8,000            246,000
Vintage Petroleum, Inc. + ..............       10,100            213,362
                                                                 527,331
                                                            --------------
OIL & GAS - REFINING & MARKETING (0.1%)
Ultramar Diamond Shamrock Corp. ........       19,900            522,375
                                                            --------------
OIL - DOMESTIC INTEGRATED (1.1%)
Amerada Hess Corp. .....................       24,900          1,543,800
Conoco Inc. - Class B ..................       27,100            736,781
Occidental Petroleum Corp. .............       59,800          1,188,525
Phillips Petroleum Co. .................       14,300            883,025
USX-Marathon Group .....................       67,300          1,829,719
                                                               6,181,850
                                                            --------------
OIL - INTERNATIONAL INTEGRATED (3.1%)
Chevron Corp. ..........................       28,900          2,373,413
Exxon Mobil Corp. ......................      154,300         13,761,631
Tesoro Petroleum Corp. + ...............       22,800            236,550
Texaco, Inc. ...........................       24,500          1,447,031
                                                              17,818,625
                                                            --------------
PAPER & FOREST PRODUCTS (0.1%)
Louisiana-Pacific Corp. ................       39,500            335,750
                                                            --------------
PHOTOGRAPHY/IMAGING (0.1%)
Eastman Kodak Co. ......................        7,400            332,075
Infocus Corp. + ........................        6,400            282,800
Zebra Technologies, Inc. + .............        3,200            140,200
                                                                 755,075
                                                            --------------
POWER PRODUCERS - INDEPENDENT (0.5%)
AES Corp. + ............................       14,200            802,300
Calpine Corp. + ........................       23,300          1,839,244
                                                               2,641,544
                                                            --------------
PUBLISHING - NEWSPAPERS (0.3%)
Dow Jones & Co., Inc. ..................       16,600            977,325
Gannett Co., Inc. ......................       11,600            672,800
                                                               1,650,125
                                                            --------------
REIT DIVERSIFIED (0.3%)
Simon Property Group, Inc. .............       20,000            446,250
Starwood Hotels & Resorts Worldwide,
 Inc....................................       34,600          1,025,025
                                                               1,471,275
                                                            --------------
RESTAURANTS (0.3%)
CBRL Group, Inc. .......................        4,900             87,588
Darden Restaurants, Inc. ...............       49,800          1,120,500
Sonic Corp. + ..........................        6,500            237,250
                                                               1,445,338
                                                            --------------
RETAIL - BUILDING SUPPLIES (0.9%)
Home Depot, Inc. .......................      102,099          4,390,257
Lowe's Co., Inc. .......................       12,900            589,369
                                                               4,979,626
                                                            --------------
                                           NUMBER OF        MARKET VALUE
                                            SHARES
                                          -------------     --------------
UNITED STATES (CONTINUED)
RETAIL - COMPUTERS & ELECTRONICS (0.1%)
Best Buy Co., Inc. + ...................        7,400       $    371,388
                                                            --------------
RETAIL - DEPARTMENT STORES (0.2%)
Kohl's Corp. + .........................       12,900            699,019
Sears, Roebuck & Co. ...................       14,300            425,139
                                                               1,124,158
                                                            --------------
RETAIL - GENERAL MERCHANDISE CHAIN
 (1.2%)
Costco Wholesale Corp. + ...............       19,700            721,512
Target Corp. ...........................       27,200            751,400
Wal-Mart Stores, Inc. ..................      120,600          5,472,225
                                                               6,945,137
                                                            --------------
RETAIL - HOME SHOPPING (0.0%)
ValueVision International, Inc. + ......       11,300            228,825
                                                            --------------
RETAIL - SPECIALITY (0.3%)
AutoZone, Inc. + .......................       26,600            713,212
Casey's General Stores, Inc. ...........       12,800            160,000
CSK Auto Corp. + .......................        9,900             34,650
Payless ShoeSource, Inc. + .............        5,000            289,688
Zale Corp. + ...........................        8,600            291,325
                                                               1,488,875
                                                            --------------
RETAIL SPECIALITY - APPAREL (0.1%)
Abercrombie & Fitch Co. - Class A + ....       14,300            336,944
                                                            --------------
RETAIL STORES - DRUG STORE (0.4%)
CVS Corp. ..............................        8,900            471,144
Walgreen Co. ...........................       44,600          2,034,875
                                                               2,506,019
                                                            --------------
RETAIL STORES - FOOD CHAINS (0.3%)
Kroger Co. (The) + .....................       36,800            830,300
Safeway, Inc. + ........................       20,200          1,104,688
                                                               1,934,988
                                                            --------------
SAVINGS & LOAN COMPANIES (0.8%)
Astoria Financial Corp. ................       15,400            577,500
Dime Bancorp, Inc. .....................       19,900            486,306
FirstFed Financial Corp. + .............        9,100            232,050
Golden State Bancorp, Inc. + ...........       39,900          1,042,388
GreenPoint Financial Corp. .............       36,500          1,085,875
Roslyn Bancorp, Inc. ...................        3,600             78,075
Sovereign Bancorp, Inc. ................       33,700            280,131
Washington Mutual Fin. Corp. ...........       23,800          1,047,200
                                                               4,829,525
                                                            --------------
SERVICES - ADVERTISING/MARKETING (0.3%)
ACNielsen Corp. + ......................        3,700             88,569
Acxiom Corp. + .........................       16,600            668,150
Omnicom Group, Inc. ....................        7,700            710,325
                                                               1,467,044
                                                            --------------
SERVICES - COMMERCIAL & CONSUMER (0.1%)
Computer Learning Centers, Inc. + ......        1,313              1,067
United Rentals, Inc. + .................       23,300            500,950
                                                                 502,017
                                                            --------------
SERVICES - COMPUTER SYSTEMS (0.2%)
Computer Sciences Corp. + ..............        7,000            441,000
                                           NUMBER OF        MARKET VALUE
                                            SHARES
                                          -------------     --------------
UNITED STATES (CONTINUED)
SERVICES - COMPUTER SYSTEMS (CONTINUED)
Electronic Data Systems Corp. ..........       17,900       $    840,181
                                                               1,281,181
                                                            --------------
SERVICES - DATA PROCESSING (1.0%)
Automatic Data Processing, Inc. ........       27,700          1,809,156
DST Systems, Inc. + ....................       33,200          2,045,950
First Data Corp. .......................       18,300            917,287
Paychex, Inc. ..........................       14,600            827,638
                                                               5,600,031
                                                            --------------
SERVICES - FACILITIES/ENVIRONMENTAL
 (0.0%)
Tetra Technologies Inc. + ..............        2,300             79,925
                                                            --------------
TELEPHONE (3.8%)
ALLTEL Corp. ...........................       14,000            902,125
BellSouth Corp. ........................       83,100          4,014,769
Qwest Communications International Inc.
 +......................................       43,333          2,107,067
SBC Communications, Inc. ...............      147,600          8,514,675
Telephone & Data Systems, Inc. .........       13,300          1,403,150
Verizon Communications .................       88,672          5,126,350
                                                              22,068,136
                                                            --------------
TELEPHONE LONG DISTANCE (0.9%)
AT&T Corp. .............................       95,984          2,225,629
CapRock Communications Corp. + .........        5,000             35,625
Level 3 Communications, Inc. + .........        6,400            305,200
Sprint Corp. ...........................       26,400            673,200
WorldCom, Inc. + .......................       93,300          2,215,875
                                                               5,455,529
                                                            --------------
TOBACCO (0.6%)
Philip Morris Co. Inc. .................       97,000          3,552,625
TOTAL UNITED STATES (COST $463,396,953)                      530,247,068
                                                            --------------
FOREIGN COMMON STOCKS (2.0%)
CANADA (0.1%)
C-MAC Industries Inc.
 (Electronics - Semiconductors) + ......          900             49,950
Celestica Inc. (Electronics -
 Semiconductors)........................        4,600            330,625
Nortel Networks Corp.
 (Communications Equipment) ............        5,400            244,313
TOTAL CANADA                                                     624,888
                                                            --------------
DENMARK (0.1%)
Novo Nordisk A/S
 (Health Care - Drugs/Pharmacueticals) .        1,700            360,092
Vestas Wind Systems A/S (Electrical
 Equipment).............................        7,100            384,063
TOTAL DENMARK                                                    744,155
                                                            --------------
FINLAND (0.2%)
Comptel Oyj (Data & Imaging Services) +        20,000            276,317
Elisa Communications Oyj
 (Telephone Long Distance) .............        4,700            130,268
Nokia Oyj, ADR (Communications
 Equipment).............................       12,400            530,100
Perlos Oyj (Electronics - Component
 Dist.).................................        2,700             57,442
Tecnomen Oyj (Communications Equipment)        11,300             78,060
TOTAL FINLAND                                                  1,072,187
                                                            --------------
                                           NUMBER OF        MARKET VALUE
                                            SHARES
                                          -------------     --------------
FRANCE (0.1%)
Alcatel (Communications Equipment) .....        1,400       $     85,319
Genset (Biotechnology & Medical
 Products) + ...........................        8,700            142,462
STMicroelectronics NV
 (Electronics - Semiconductors) ........        8,100            408,158
TOTAL FRANCE                                                     635,939
                                                            --------------
HONG KONG (0.0%)
China Mobile (Hong Kong) Ltd., ADR
 (Cellular/Wireless Telecommunications)         6,000            183,750
 +......................................
                                                            --------------
IRELAND (0.1%)
CRH Plc (Construction) .................       24,400            374,334
                                                            --------------
ISRAEL (0.0%)
Orbotech Ltd. (Semiconductors &                 2,250            119,109
 Electronics) + ........................
                                                            --------------
ITALY (0.1%)
Banca Nazionale del Lavoro (Banks &
 Thrifts) + ............................       60,600            196,213
Telecom Italia SpA (Other
 Telecommunications)....................       26,900            228,460
TOTAL ITALY                                                      424,673
                                                            --------------
JAPAN (0.3%)
Canon, Inc. (Electrical Machinery &
 Instruments)...........................        9,000            356,901
Crayfish Co., Ltd. (Data & Imaging
 Services) + ...........................        6,800             10,625
Murata Manufacturing Co., Ltd.
 (Electronics - Component Dist.) .......        2,000            239,216
NTT DoCoMo, Inc.
 (Other Telecommunications) + ..........           11            270,996
Softbank Corp. (Semiconductors &
 Electronics)...........................        2,700            161,965
Sony Corp. (Semiconductors &
 Electronics)...........................        4,100            327,429
Takefuji Corp. (Consumer Finance) ......        2,000            197,820
TOTAL JAPAN                                                    1,564,952
                                                            --------------
NETHERLANDS (0.3%)
Crucell NV (Biotechnology &
 Medical Products) + ...................        7,700             98,877
ING Groep NV (Financial - Diversified) .        6,080            417,014
Koninklijke (Royal) Philips Electronics
 NV (Electronics - Component Dist.) ....       16,296            639,656
Koninklijke Ahold NV (Food & Drug
 Retail)................................        3,838            111,353
United Pan-Europe Communications NV
 (Other Telecommunications) + ..........       17,300            302,801
TOTAL NETHERLANDS                                              1,569,701
                                                            --------------
SOUTH KOREA (0.0%)
Samsung Electronics                             6,300            205,538
 (Electronics - Component Dist.) .......
                                                            --------------
SPAIN (0.1%)
Telefonica Publicidad e Informacion, SA
 (Services - Advertising/Marketing) ....       19,400            131,548
Telefonica SA (Other Telecommunications)
 +......................................       16,573            315,642
TOTAL SPAIN                                                      447,190
                                                            --------------
SWEDEN (0.1%)
Adcore AB (Semiconductors & Electronics)
 +......................................       22,800             93,521
HiQ International AB
 (Services - Data Processing) ..........       30,000            242,515
                                           NUMBER OF        MARKET VALUE
                                            SHARES
                                          -------------     --------------
SWEDEN (CONTINUED)
Telefonaktiebolaget LM Ericsson AB, ADR
 (Semiconductors & Electronics) ........       14,700       $    203,962
Telelogic AB (Semiconductors &
 Electronics) + ........................       25,000            164,671
TOTAL SWEDEN                                                     704,669
                                                            --------------
SWITZERLAND (0.1%)
Fantastic Corp. (Data & Imaging
 Services) + ...........................        7,800             20,495
Gretag Imaging Group (Producer Goods) +         1,200            215,563
Swatch Group AG (The) (Consumer
 Specialties)...........................          100            132,363
TOTAL SWITZERLAND                                                368,421
                                                            --------------
TAIWAN (0.0%)
Taiwan Semiconductor Manufacturing Co.,        10,200            231,413
 Ltd. (Electronics - Semiconductors) + .
                                                            --------------
UNITED KINGDOM (0.4%)
Bookham Technology Plc
 (Electronics - Semiconductors) + ......        4,100            138,119
Cable & Wireless Plc
 (Other Telecommunications) + ..........       13,300            188,301
Celltech Group Plc
 (Biotechnology & Medical Products) + ..       10,000            198,938
Celltech Group Plc, ADR
 (Biotechnology & Medical Products) + ..        2,700            107,831
Shire Pharmaceuticals Group Plc (Drugs)
 +......................................        5,800            364,675
Viatel, Inc. (Other Telecommunications)
 +......................................       38,000            365,750
Vodafone AirTouch Plc
 (Cellular/Wireless Telecommunications)       137,597            572,940
WPP Group Plc (Commercial Services) ....       26,200            351,917
TOTAL UNITED KINGDOM                                           2,288,471
                                                            --------------
TOTAL FOREIGN COMMON STOCKS
 (COST $10,515,913)                                           11,559,390
TOTAL COMMON STOCKS                                          541,806,458
 (COST $473,912,866)
                                                            --------------
PREFERRED STOCKS (0.0%)
UNITED STATES (0.0%)
Merrill CBR (Investment
 Banking/Brokerage).....................        1,300             19,175
TOTAL PREFERRED STOCKS (COST $70,362)                             19,175
                                                            --------------
                                           PRINCIPAL
                                            AMOUNT
                                          -------------
LONG-TERM BONDS AND NOTES (1.6%)
CORPORATE BONDS (1.6%)
Devon Energy Corp.,4.90%,08/15/08 ......  $    39,000             36,477
Hilton Hotel Corp.,7.35%,01/03/01 ......    3,000,000          2,963,880
Houston Industries
 Finance,6.95%,01/10/01.................    3,000,000          2,960,850
Kerr-McGee Corp.,7.50%,05/15/14 ........       45,000             44,156
Raytheon Co.,5.95%,03/15/01 ............    3,000,000          2,981,250
TALK.com Inc.,5.00%,12/15/04 ...........      100,000             48,625
Vantive Corp. (The),4.75%,09/01/02 .....       70,000             72,450
TOTAL CORPORATE BONDS                                          9,107,688
                                                            --------------
TOTAL LONG-TERM BONDS AND NOTES                                9,107,688
 (COST $9,145,154)
                                                            --------------
                                           PRINCIPAL        MARKET VALUE
                                            AMOUNT
                                          -------------     --------------
SHORT-TERM INVESTMENTS (4.0%)
Cox Communications Inc.,6.72%,11/27/00 .  $ 4,000,000       $  3,980,587
Federal National Mortgage
 Assoc.,6.43%,11/02/00..................    5,000,000          4,999,107
MCN Energy Enterprises
 Inc.,7.10%,11/01/00....................    9,000,000          9,000,000
Reliant Energy Resources,7.25%,11/01/00     5,300,000          5,300,000
TOTAL SHORT-TERM INVESTMENTS                                  23,279,694
 (COST $23,279,694)
                                                            --------------
TOTAL INVESTMENTS
(COST $506,408,076)(A)                                       574,213,015
OTHER ASSETS LESS LIABILITIES                                  1,146,682
                                                            --------------
TOTAL NET ASSETS                                            $575,359,697
                                                            --------------


20 See Notes to Portfolio of Investments.

    See Notes to Portfolio of Investments.                                    21

GROWTH & INCOME FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2000
GROWTH AND INCOME (CONTINUED)

22 See Notes to Portfolio of Investments.

    See Notes to Portfolio of Investments.                                    23

GROWTH & INCOME FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2000
GROWTH AND INCOME (CONTINUED)

24 See Notes to Portfolio of Investments.

    See Notes to Portfolio of Investments.                                    25

GROWTH & INCOME FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2000
GROWTH AND INCOME (CONTINUED)

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to
$514,757,556. Unrealized gains and losses, based on identified tax cost at
October 31, 2000, are as follows:
Unrealized gains............................            $  94,321,458
Unrealized losses...........................             (34,865,999)
                                              -----------------------
 Net unrealized gain........................            $  59,455,459
                                              =======================


+ Non-income producing security.

ADR - American Depositary Receipt

Category percentages are based on net assets.

26 See Notes to Financial Statements.

GROWTH & INCOME FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2000


                                              BALANCED      GROWTH AND INCOME
                                            -------------  --------------------
ASSETS:
Investments, at market value ........       $142,268,958       $574,213,015
Cash ................................                821                637
Cash denominated in foreign
 currencies.........................                 301          1,423,728
Receivable for:
 Dividends and interest .............            547,135            368,208
 Investments sold ...................          2,235,091            111,147
 Fund shares sold ...................             33,914             15,046
 Recoverable foreign taxes ..........                 --             15,555
 Variation margin ...................             50,103                 --
Prepaid expenses ....................              1,417              6,136
                                            ------------       ------------
     Total assets ...................        145,137,740        576,153,472
                                            ------------       ------------
LIABILITIES:
Payable for:
 Investments purchased ..............         11,942,753            273,310
 Fund shares redeemed ...............             40,445             84,306
Other liabilities ...................            126,280            436,159
                                            ------------       ------------
     Total liabilities ..............         12,109,478            793,775
                                            ------------       ------------
     NET ASSETS .....................       $133,028,262       $575,359,697
                                            ============       ============
NET ASSETS REPRESENTED BY:
Paid-in capital .....................       $101,535,854       $486,108,719
Net unrealized gain on investments,
 open futures and options contracts.          20,075,589         67,772,400
Undistributed net investment income .          1,224,982            767,370
Accumulated net realized gain on
 investments........................          10,191,837         20,711,208
                                            ------------       ------------
     NET ASSETS .....................       $133,028,262       $575,359,697
                                            ============       ============

Cost of investments .................       $122,016,907       $506,408,076
Cost of cash denominated in foreign
 currencies.........................        $        294       $  1,450,767
CAPITAL SHARES, $.001 PAR VALUE:
Class I:
 Outstanding ........................          6,675,388         33,654,596
 Net Assets .........................       $ 94,149,250       $479,822,967
 Net Asset Value, offering and
 redemption price per share (net
 assets divided by shares
 outstanding).......................        $      14.10       $      14.26
Class A:
 Outstanding ........................          2,525,613          6,517,343
 Net Assets .........................       $ 35,564,305       $ 92,407,143
 Net Asset Value and redemption price
 per share (net assets divided by
 shares outstanding) ................       $      14.08       $      14.18
 Offering price (net asset value
 divided by 1 minus maximum sales
 load)..............................        $      14.94       $      15.05
Class B:
 Outstanding ........................             80,608             65,199
 Net Assets .........................       $  1,129,736       $    920,203
 Net Asset Value, offering and
 redemption price per share (net
 assets divided by shares
 outstanding).......................        $      14.02       $      14.11
Class C:
 Outstanding ........................            156,523            157,331
 Net Assets .........................       $  2,184,971       $  2,209,384
 Net Asset Value, offering and
 redemption price per share (net
 assets divided by shares
 outstanding).......................        $      13.96       $      14.04


    See Notes to Financial Statements.                                        27

GROWTH & INCOME FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2000 (CONTINUED)


28 See Notes to Financial Statements.

GROWTH & INCOME FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED OCTOBER 31, 2000


                                               BALANCED      GROWTH AND INCOME
                                              ------------  -------------------
INVESTMENT INCOME:
Dividends ..................................  $   747,907      $ 5,513,768
Interest ...................................    3,609,437        1,250,088
                                              -----------      -----------
                                                4,357,344        6,763,856
Foreign taxes withheld on dividends ........       (3,615)         (16,484)
                                              -----------      -----------
   Total investment income .................    4,353,729        6,747,372
                                              -----------      -----------
INVESTMENT EXPENSES:
Investment advisory fees ...................    1,054,126        4,091,885
Administrative services fees ...............      131,766          614,699
Distribution plan fees - Class A ...........       84,638          214,142
Distribution plan fees - Class B ...........        6,068            5,816
Distribution plan fees - Class C ...........       13,476           16,408
Shareholder services fees - Class B ........        2,023            1,939
Shareholder services fees - Class C ........        4,492            5,469
Printing and postage fees ..................       12,961           54,996
Custody fees ...............................       53,138           76,879
Transfer agent fees ........................       96,123          145,639
Audit fees .................................       24,233           28,212
Directors' fees ............................        3,286           15,504
Registration fees ..........................       15,655           35,339
Miscellaneous expenses .....................        6,501           26,309
                                              -----------      -----------
   Total investment expenses ...............    1,508,486        5,333,236
                                              -----------      -----------
Net investment income ......................    2,845,243        1,414,136
                                              -----------      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ...............................   10,453,886       25,185,831
 Options Written ...........................       33,602         (264,480)
 Futures and forward foreign currency
 exchange contracts ........................      173,698         (178,829)
 Foreign currency related transactions .....     (238,649)        (253,971)
                                              -----------      -----------
     Net realized gain on investments ......   10,422,537       24,488,551
                                              -----------      -----------
Net change in unrealized gain or loss on:
 Investments ...............................   (2,038,473)         (95,113)
 Options Written ...........................           --         (815,487)
 Futures and forward foreign currency
 exchange contracts ........................     (126,983)         101,879
 Foreign currency related transactions .....       (3,785)           4,673
                                              -----------      -----------
     Net change in unrealized gain or loss
     on investments ........................   (2,169,241)        (804,048)
                                              -----------      -----------
Net realized and change in unrealized gain
 or loss on investments ....................    8,253,296       23,684,503
                                              -----------      -----------
Net increase in net assets resulting from
 operations ................................  $11,098,539      $25,098,639
                                              ===========      ===========



    See Notes to Financial Statements.                                        29

GROWTH & INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS


                                                        BALANCED
                                           ----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 2000   OCTOBER 31, 1999
                                           ----------------   ----------------
FROM OPERATIONS:
Net investment income ...................   $  2,845,243       $  3,026,171
Net realized gain on investments.........     10,422,537          4,603,655
Net change in unrealized gain or loss on
 investments.............................     (2,169,241)         9,923,300
                                            ------------       ------------
 Net increase in net assets resulting
 from operations.........................     11,098,539         17,553,126
                                            ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
 From net investment income..............     (2,030,213)        (2,952,877)
 From net realized gains.................     (3,587,037)        (5,225,035)
Class A:
 From net investment income..............       (595,472)          (233,379)
 From net realized gains.................     (1,116,230)          (374,055)
Class B:
 From net investment income..............        (11,081)            (1,449)
 From net realized gains.................        (29,173)                --
Class C:
 From net investment income..............        (23,399)           (12,315)
 From net realized gains.................        (65,438)           (16,008)
                                            ------------       ------------
 Decrease in net assets from
 distributions to shareholders...........     (7,458,043)        (8,815,118)
                                            ------------       ------------
FUND SHARE TRANSACTIONS:
Class I:
 Proceeds from shares sold...............     11,281,711         31,653,601
 Net asset value of shares issued upon
  reinvestment of distributions..........      5,555,798          8,105,087
 Payments for shares redeemed............    (24,099,888)       (60,750,795)
Class A:
 Proceeds from shares sold...............     22,276,880         22,679,325
 Net asset value of shares issued upon
  reinvestment of distributions..........      1,683,307            547,198
 Payments for shares redeemed............    (16,654,695)        (4,299,124)
Class B:
 Proceeds from shares sold...............      1,025,359            862,814
 Net asset value of shares issued upon
  reinvestment of distributions..........         40,239              1,442
 Payments for shares redeemed............       (687,895)          (131,198)
Class C:
 Proceeds from shares sold...............      1,114,653          1,471,222
 Net asset value of shares issued upon
  reinvestment of distributions..........         87,632             22,343
 Payments for shares redeemed............       (637,961)          (144,640)
                                            ------------       ------------
 Net increase in net assets from fund
 share transactions......................        985,140             17,275
                                            ------------       ------------
Net change in net assets.................      4,625,636          8,755,283
NET ASSETS:
Beginning of period......................    128,402,626        119,647,343
                                            ------------       ------------
End of period............................   $133,028,262       $128,402,626
                                            ============       ============
End of period net assets includes
 undistributed net investment income.....   $  1,224,982       $  1,287,245
                                            ============       ============








SHARE TRANSACTIONS:
Class I:
 Number of shares sold...................        797,859          2,351,174
 Number of shares issued upon
  reinvestment of distributions..........        411,757            614,812
 Number of shares redeemed...............     (1,717,169)        (4,494,555)
                                            ------------       ------------
 Net decrease............................       (507,553)        (1,528,569)
                                            ============       ============
Class A:
 Number of shares sold...................      1,614,631          1,680,939
 Number of shares issued upon
  reinvestment of distributions..........        124,852             41,455
 Number of shares redeemed...............     (1,205,847)          (318,457)
                                            ------------       ------------
 Net increase............................        533,636          1,403,937
                                            ============       ============
Class B:
 Number of shares sold...................         73,561             63,888
 Number of shares issued upon
  reinvestment of distributions..........          2,992                106
 Number of shares redeemed...............        (50,343)            (9,596)
                                            ------------       ------------
 Net increase............................         26,210             54,398
                                            ============       ============
Class C:
 Number of shares sold...................         79,373            109,885
 Number of shares issued upon
  reinvestment of distributions..........          6,546              1,688
 Number of shares redeemed...............        (46,906)           (10,928)
                                            ------------       ------------
 Net increase............................         39,013            100,645
                                            ============       ============


30 See Notes to Financial Statements.

    See Notes to Financial Statements.                                        31

GROWTH & INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                   GROWTH AND INCOME
                                           ----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 2000   OCTOBER 31, 1999
                                           ----------------   ----------------
FROM OPERATIONS:
Net investment income ...................   $   1,414,136      $   3,555,067
Net realized gain on investments.........      24,488,551        115,171,781
Net change in unrealized gain or loss on
 investments.............................        (804,048)        19,244,965
                                            -------------      -------------
 Net increase in net assets resulting
 from operations.........................      25,098,639        137,971,813
                                            -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
 From net investment income..............      (1,625,611)        (5,474,676)
 From net realized gains.................     (96,505,087)       (66,695,846)
Class A:
 From net investment income..............        (149,768)          (228,923)
 From net realized gains.................     (13,899,232)        (3,028,420)
Class B:
 From net investment income..............              --               (175)
 From net realized gains.................         (84,146)                --
Class C:
 From net investment income..............              --             (3,664)
 From net realized gains.................        (323,862)           (97,390)
                                            -------------      -------------
 Decrease in net assets from
 distributions to shareholders...........    (112,587,706)       (75,529,094)
                                            -------------      -------------
FUND SHARE TRANSACTIONS:
Class I:
 Proceeds from shares sold...............      48,090,350         60,294,167
 Net asset value of shares issued upon
  reinvestment of distributions..........      97,997,116         72,076,178
 Payments for shares redeemed............    (149,509,295)      (246,966,753)
Class A:
 Proceeds from shares sold...............     112,352,787        280,148,875
 Net asset value of shares issued upon
  reinvestment of distributions..........      13,172,999          3,188,356
 Payments for shares redeemed............     (94,469,161)      (237,476,255)
Class B:
 Proceeds from shares sold...............         671,344            644,427
 Net asset value of shares issued upon
  reinvestment of distributions..........          83,693                154
 Payments for shares redeemed............        (239,502)          (171,249)
Class C:
 Proceeds from shares sold...............       1,103,488          1,338,716
 Net asset value of shares issued upon
  reinvestment of distributions..........         253,370             90,440
 Payments for shares redeemed............        (641,246)          (291,726)
                                            -------------      -------------
 Net increase (decrease) in net assets
 from fund share transactions............      28,865,943        (67,124,670)
                                            -------------      -------------
Net change in net assets.................     (58,623,124)        (4,681,951)
NET ASSETS:
Beginning of period......................     633,982,821        638,664,772
                                            -------------      -------------
End of period............................   $ 575,359,697      $ 633,982,821
                                            =============      =============
End of period net assets includes
 undistributed net investment income.....   $     767,370      $   1,343,913
                                            =============      =============








SHARE TRANSACTIONS:
Class I:
 Number of shares sold...................       3,236,489          3,734,927
 Number of shares issued upon
  reinvestment of distributions..........       6,948,160          4,651,596
 Number of shares redeemed...............      (9,925,487)       (15,249,779)
                                            -------------      -------------
 Net increase (decrease).................         259,162         (6,863,256)
                                            =============      =============
Class A:
 Number of shares sold...................       7,447,795         17,371,212
 Number of shares issued upon
  reinvestment of distributions..........         937,254            206,126
 Number of shares redeemed...............      (6,232,063)       (14,763,571)
                                            -------------      -------------
 Net increase............................       2,152,986          2,813,767
                                            =============      =============
Class B:
 Number of shares sold...................          45,699             39,992
 Number of shares issued upon
  reinvestment of distributions..........           5,941                  9
 Number of shares redeemed...............         (16,049)           (10,393)
                                            -------------      -------------
 Net increase............................          35,591             29,608
                                            =============      =============
Class C:
 Number of shares sold...................          75,787             82,403
 Number of shares issued upon
  reinvestment of distributions..........          18,079              5,862
 Number of shares redeemed...............         (44,242)           (17,940)
                                            -------------      -------------
 Net increase............................          49,624             70,325
                                            =============      =============


32 See Notes to Financial Statements.

    See Notes to Financial Statements.                                        33

GROWTH & INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2000



1. ORGANIZATION

Aetna Series Fund, Inc. (Company) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation permit the Company to offer separate funds, each of which has its own investment objective, policies and restrictions.

This report covers two funds, (each a Fund; collectively, the Funds), Aetna Balanced Fund (Balanced) and Aetna Growth and Income Fund (Growth and Income).

The Funds are authorized to offer four classes of shares, Class I, Class A, Class B and Class C. Class I is offered principally to institutions. Information regarding sales charges and fees pursuant to Rule 12b-1 of the Act are as follows:

  CLASS I: No sales charges or distribution fees.

  CLASS A: Generally, subject to a front-end sales charge; distribution fees of 0.25% (of average net assets of the class per year).

  CLASS B: No front-end sales charge; contingent deferred sales charge (CDSC) applies if you sell your shares within six years of purchase; distribution fees of 0.75%; service fees of 0.25%; automatic conversion to Class A shares after eight years.

  CLASS C: No front-end sales charge; CDSC on redemptions made within 18 months of purchase; distribution fees of 0.75%; service fees of 0.25%.

Shares in each Class were first made available to the public on the following dates:

                                                           CLASS I          CLASS A         CLASS B     CLASS C
                                                           -------          -------         -------     -------
BALANCED                                              December 27, 1991  April 15, 1994  March 1, 1999  June 30, 1998
GROWTH AND INCOME                                     December 27, 1991  April 15, 1994  March 1, 1999  June 30, 1998

The following is each Fund's investment objective:

  BALANCED seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

  GROWTH AND INCOME seeks long-term growth of capital and income through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stock believed to offer above-average growth potential.

Aeltus Investment Management, Inc. (Aeltus) serves as the investment adviser to each Fund. Aeltus Capital, Inc. (ACI) is each Fund's principal underwriter. Aeltus and ACI are indirect wholly owned subsidiaries of Aetna Inc. (Aetna).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Funds have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges. Over-the-counter securities are stated at the last sale price, or if there has been no sale that day, at the mean of the bid and asked prices. Fixed income securities, with the exception of high yield securities, maturing in more than sixty days for which market quotations are readily available are valued at the mean of the last bid and asked price. High yield securities are priced at bid by external pricing sources or brokers making a market in the security. Short-term investments maturing in sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Equity and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors (Board).

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. OPTIONS CONTRACTS

The Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C. SWAP CONTRACTS

Balanced may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss. As of October 31, 2000, Balanced had no outstanding swap agreements.

GROWTH & INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2000



D. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Funds may invest in financial futures contracts as a hedge against their existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Funds are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Funds equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Funds as unrealized gains or losses. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Funds are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Funds, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Funds and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

E. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

F. DELAYED DELIVERY TRANSACTIONS

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold are identified in the Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

G. FEDERAL INCOME TAXES

Each Fund intends to meet the requirements to be taxed as a regulated investment company for the current year. As such, each Fund is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code (Code). Furthermore, by declaring such distributions during the calendar year, each Fund will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provision for federal income taxes.

H. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts, certain investments in foreign equity securities and repurchases of certain securities sold at a loss. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Code.

I. LINE OF CREDIT

Certain series of the Company (including the Funds), certain portfolios of Aetna Variable Portfolios, Inc., Aetna Generation Portfolios, Inc., Aetna Balanced VP, Inc., Aetna Variable Fund, Aetna Income Shares and certain series of Aetna GET Fund, collectively Aetna Mutual Funds, have entered into a revolving credit facility, of up to $300,000,000, with a syndicate of banks led by Citibank, N.A. The revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unutilized amount of the credit facility. Each of the Funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. No borrowings from the line of credit have been made as of October 31, 2000.

J. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. INVESTMENT ADVISORY, SHAREHOLDER SERVICES AND DISTRIBUTION FEES

Each Fund pays Aeltus an investment advisory fee expressed as a percentage of each Fund's average daily net assets. As the Funds' net assets exceed predetermined thresholds, lower advisory fees apply. Below are the Funds' annual investment advisory fee ranges and the annual effective rates before waivers as of October 31, 2000:

                         FEE        EFFECTIVE
                        RANGE          RATE
                        -----       ---------
Balanced            0.80% - 0.65%     0.80%
Growth and Income   0.70% - 0.55%     0.63%

The Company and Aeltus have entered into an Administrative Services Agreement under which Aeltus acts as administrator and provides certain administrative and shareholder services and is responsible for the supervision of other service providers

GROWTH & INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2000



for each Fund. Each Fund pays Aeltus an administrative services fee at an annual rate of 0.10% of its average daily net assets.

Aeltus has entered into a Service Agreement with Aetna Life Insurance and Annuity Company (ALIAC) under which ALIAC will provide various administrative and shareholder services to certain Class I shareholders or the Funds that purchased their shares through ALIAC. In exchange for these services, Aeltus pays ALIAC a fee of up to 0.40% of the average daily net assets associated with those shares. For the period November 1, 1999 through October 31, 2000, Aeltus paid ALIAC $2,152,026.

The Company has adopted a Shareholder Services Plan for the Class B and Class C shares. Under the Shareholder Services Plan, ACI is paid a service fee at an annual rate of 0.25% of the average daily net assets of Class B and Class C shares. This fee is used as compensation for expenses incurred in servicing shareholders' accounts.

The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act for the Class A, Class B and Class C shares. The Distribution Plan provides for payments to ACI at an annual rate of 0.25% of the average daily net assets of Class A shares of each Fund and 0.75% of the average daily net assets of Class B and Class C shares of each Fund. Amounts paid by the Funds are used to pay expenses incurred by ACI in promoting the sale of Class A, Class B and Class C shares. Presently, the Funds' class-specific expenses are limited to distribution fees incurred by Class A, Class B and Class C shares and service fees incurred by Class B and Class C shares.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2000 were:

                                            COST OF PURCHASES        PROCEEDS FROM SALES
                                            -----------------        -------------------
Balanced                                         $284,308,363               $299,882,516
Growth and Income                                 988,969,846              1,085,733,241

5. OPTIONS

For the year ended October 31, 2000, the following reflects the written option activity:

                                        CALL OPTIONS WRITTEN

                        -------------------------------------------------------
BALANCED                   NUMBER OF             PREMIUM         REALIZED
                           CONTRACTS             RECEIVED       GAIN (LOSS)
                        -------------------------------------------------------
Outstanding October              --                 $--              $--
31, 1999
Written                      45,195              66,708               --
Exercised                        --                  --               --
Expired                          --                  --               --
Closed                     (45,195)             (66,708)          33,602
                        -------------------------------------------------------
Outstanding October              --                 $--          $33,602
31, 2000
                        -------------------------------------------------------

                                         CALL OPTIONS WRITTEN

                        --------------------------------------------------------
GROWTH AND INCOME          NUMBER OF      PREMIUM            REALIZED
                           CONTRACTS      RECEIVED          GAIN (LOSS)
                        --------------------------------------------------------
Outstanding October           558        $1,111,889              $--
31, 1999
Written                        --                --               --
Exercised                      --                --               --
Expired                        --                --               --
Closed                       (558)       (1,111,889)        (539,515)
                        --------------------------------------------------------
Outstanding October            --               $--        $(539,515)
31, 2000
                        --------------------------------------------------------

                                         PUT OPTIONS WRITTEN

                        -------------------------------------------------------
GROWTH AND INCOME          NUMBER OF      PREMIUM               REALIZED
                           CONTRACTS      RECEIVED             GAIN (LOSS)
                        -------------------------------------------------------
Outstanding October           152         $275,035                 $--
31, 1999
Written                        --               --                  --
Exercised                      --               --                  --
Expired                      (152)        (275,035)            275,035
Closed                         --               --                  --
                        ---------       -----------------    ----------------
Outstanding October            --              $--            $275,035
31, 2000
                        -------------------------------------------------------


6. AUTHORIZED CAPITAL SHARES

The Company is authorized to issue a total of 15 billion shares. Of those 15 billion shares, each of the Funds have been allocated 100 million shares each of Class I, Class A, Class B and Class C. As of October 31, 2000, the following shares of the Funds were owned by ALIAC and its affiliates:

                                                             CLASS I
                                                             -------
Balanced                                                    1,840,998
Growth and Income                                           5,374,048

GROWTH & INCOME FUNDS
ADDTIONAL INFORMATION
OCTOBER 31, 2000



1. FUND CLOSURE (UNAUDITED)

On March 1, 2000, the Board of Directors considered and agreed to submit to shareholders a proposal by Aeltus to liquidate Aetna Real Estate Securities Fund (Real Estate). The Fund was closed to new direct investors on March 6, 2000 and to new retirement plan investors on May 15, 2000. Shareholders approved the proposal on July 28, 2000 and Real Estate was liquidated on August 25, 2000. Below are the results of the shareholder vote:


                     NUMBER OF                         % OF VOTES
                                       --------------------------------------------
                   SHARES VOTING       CAST FOR       CAST AGAINST        ABSTAIN
                   ---------------     ----------     --------------     ----------
   Real Estate
                      437,056           84.7%            11.5%             3.8%



2. FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR (UNAUDITED) In accordance with federal tax authorities, certain portions of the dividends taxable as ordinary income qualify for the corporate dividends received deduction. The following percentages reflect the portions of such dividends paid:

Balanced            17.00%
Growth and Income    8.39%


In accordance with federal tax authorities, the Funds paid the following amounts of dividends, which qualify to be taxed at long-term capital gain rates:

                            AGGREGATE       PER SHARE
                            ---------       ---------
Balanced                    $4,237,218       $0.4734
Growth and Income           46,049,145        1.2425



3. SHAREHOLDER MEETING (UNAUDITED)

The shareholders of Aetna Inc. (Aetna), of which Aeltus was an indirect wholly-owned subsidiary, voted in favor of a proposal to sell certain of Aetna's businesses, including Aeltus, to ING Groep N.V. (ING), an integrated financial services provider. Consummation of the transaction has resulted in Aeltus becoming an indirect wholly-owned subsidiary of ING in December 2000.

Under the Act, the transaction resulted in a change in control of Aeltus and therefore, constituted an assignment of the Company's investment advisory agreements. Consequently, Aeltus received approval of new investment advisory agreements from the Board and the shareholders of each Fund. The results of the shareholder meeting held on November 22, 2000, are as follows:

A. ELECTION OF DIRECTORS
The following individuals were elected to serve as Directors of the Company. Every individual named served as a Director prior to this election and there are no other individuals currently serving as Directors of the Company.

                           NUMBER OF                % OF VOTES
                                              -------------------------
                         SHARES VOTING        CAST FOR        WITHHELD
                        -----------------     ----------     ----------
Albert E. DePrince Jr.
                        695,450,143.647       95.737%          4.263%
Maria T. Fighetti
                        695,450,143.647       95.658%          4.342%
J. Scott Fox
                        695,450,143.647       95.644%          4.356%
David L. Grove
                        695,450,143.647       95.539%          4.461%
John Y. Kim
                        695,450,143.647       95.641%          4.359%
Sidney Koch
                        695,450,143.647       95.652%          4.348%
Corine T. Norgaard
                        695,450,143.647       95.628%          4.372%
Richard G. Scheide
                        695,450,143.647       95.610%          4.390%


B. APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
Shareholders in each Fund voted to approve a new Investment Advisory Agreement (Agreement) between each Fund and Aeltus. The Agreement reflects the acquisition of the financial services and international businesses of Aetna, of which Aeltus is an indirect wholly-owned subsidiary, by ING, with no change in advisory fees payable to Aeltus.

                     NUMBER OF                          % OF VOTES
                                        --------------------------------------------
                   SHARES VOTING        CAST FOR       CAST AGAINST        ABSTAIN
                   ----------------     ----------     --------------     ----------
Balanced
                    5,168,895.483       95.183%           1.184%            3.633%
Growth and Income
                   25,943,852.946       94.760%           4.313%            0.927%



C. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
Shareholders of all the Funds of the Company approved the selection of KPMG LLP as independent auditors for all of the Funds for the fiscal year ending October 31, 2001.

                      NUMBER OF                          % OF VOTES
                                         --------------------------------------------
                    SHARES VOTING        CAST FOR       CAST AGAINST        ABSTAIN
                   -----------------     ----------     --------------     ----------
KPMG LLP
                   695,450,143.647       94.875%           1.199%            3.926%

GROWTH & INCOME FUNDS
FINANCIAL HIGHLIGHTS
BALANCED




Selected data for a fund share outstanding throughout each period:


                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS I             2000         1999         1998         1997          1996
----------------------  -----------  -----------  -----------  -----------   -----------

Net asset value,
 beginning of period .   $ 13.74      $ 12.84      $  14.09     $  13.52      $ 12.36
                         -------      -------      --------     --------      -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income      0.30++       0.32+         0.33+        0.33+        0.31+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........      0.90         1.53          1.02         2.04         1.77
                         -------      -------      --------     --------      -------
   Total income from
    investment
    operations........      1.20         1.85          1.35         2.37         2.08
                         -------      -------      --------     --------      -------
LESS DISTRIBUTIONS:
 From net investment
 income...............     (0.30)       (0.34)        (0.32)       (0.30)       (0.35)
 From net realized
 gains on investments      (0.54)       (0.61)        (2.28)       (1.50)       (0.57)
                         -------      -------      --------     --------      -------
   Total distributions     (0.84)       (0.95)        (2.60)       (1.80)       (0.92)
                         -------      -------      --------     --------      -------
Net asset value, end
 of period ...........   $ 14.10      $ 13.74      $  12.84     $  14.09      $ 13.52
                         =======      =======      ========     ========      =======

Total return .........      9.04%       14.79%        10.81%       19.57%       17.63%
Net assets, end of
 period (000's) ......   $94,149      $98,717      $111,887     $105,813      $88,625
Ratio of total
 investment expenses
 to average net assets      1.06%        1.11%         1.12%        1.24%        1.31%
Ratio of net
 investment income to
 average net assets ..      2.24%        2.38%         2.54%        2.43%        2.42%
Portfolio turnover
 rate.................    241.99%      127.46%        84.55%      116.69%      117.88%



++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

42 See Notes to Financial Statements.

BALANCED
Selected data for a fund share outstanding throughout each period:


                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS A             2000         1999         1998         1997          1996
----------------------  -----------  -----------  -----------  -----------   -----------

Net asset value,
 beginning of period .   $ 13.72      $ 12.83       $14.05      $ 13.49       $ 12.34
                         -------      -------       ------      -------       -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income      0.35++       0.29+        0.29+        0.23+         0.20+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........      0.82         1.52         1.01         2.03          1.79
                         -------      -------       ------      -------       -------
   Total income from
    investment
    operations........      1.17         1.81         1.30         2.26          1.99
                         -------      -------       ------      -------       -------
LESS DISTRIBUTIONS:
 From net investment
 income...............     (0.27)       (0.31)       (0.24)       (0.20)        (0.27)
 From net realized
 gains on investments      (0.54)       (0.61)       (2.28)       (1.50)        (0.57)
                         -------      -------       ------      -------       -------
   Total distributions     (0.81)       (0.92)       (2.52)       (1.70)        (0.84)
                         -------      -------       ------      -------       -------
Net asset value, end
 of period ...........   $ 14.08      $ 13.72       $12.83      $ 14.05       $ 13.49
                         =======      =======       ======      =======       =======

Total return .........      8.81%       14.48%       10.44%       18.64%        16.83%
Net assets, end of
 period (000's) ......   $35,564      $27,339       $7,544      $ 6,289       $ 3,783
Ratio of total
 investment expenses
 to average net assets      1.31%        1.36%        1.44%        1.99%         2.07%
Ratio of net
 investment income to
 average net assets ..      1.99%        2.13%        2.22%        1.68%         1.60%
Portfolio turnover
 rate.................    241.99%      127.46%       84.55%      116.69%       117.88%



++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

    See Notes to Financial Statements.                                        43

GROWTH & INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
BALANCED
Selected data for a fund share outstanding throughout each period:


                                                               PERIOD FROM
                                                              MARCH 1, 1999
                                             YEAR ENDED     (DATE OF INITIAL
                                             OCTOBER 31,    PUBLIC OFFERING)
                  CLASS B                       2000       TO OCTOBER 31, 1999
-------------------------------------------  -----------   -------------------

Net asset value, beginning of period ......   $ 13.69          $ 13.00
                                              -------          -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................      0.27++           0.13+
 Net realized and change in unrealized gain
 or loss on investments ...................      0.80             0.65
                                              -------          -------
   Total income from investment operations       1.07             0.78
                                              -------          -------
LESS DISTRIBUTIONS:
 From net investment income ...............     (0.20)           (0.09)
 From net realized gains on investments ...     (0.54)              --
                                              -------          -------
   Total distributions ....................     (0.74)           (0.09)
                                              -------          -------
Net asset value, end of period ............   $ 14.02          $ 13.69
                                              =======          =======

Total return ..............................      8.01%            6.02%
Net assets, end of period (000's) .........   $ 1,130          $   745
Ratio of total investment expenses to
 average net assets .......................      2.06%            2.11%(1)
Ratio of net investment income to average
 net assets ...............................      1.24%            1.38%(1)
Portfolio turnover rate ...................    241.99%          127.46%



(1) Annualized.

++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

44 See Notes to Financial Statements.

BALANCED
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                              JUNE 30, 1998
                                YEAR ENDED   YEAR ENDED     (DATE OF INITIAL
                                OCTOBER 31,  OCTOBER 31,    PUBLIC OFFERING)
           CLASS C                 2000         1999       TO OCTOBER 31, 1998
------------------------------  -----------  -----------   -------------------

Net asset value, beginning of
 period.......................   $ 13.63      $ 12.80          $13.27
                                 -------      -------          ------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income .......      0.24++       0.19+           0.07+
 Net realized and change in
 unrealized gain or loss on
 investments..................      0.81         1.52           (0.54)
                                 -------      -------          ------
   Total income from
    investment operations ....      1.05         1.71           (0.47)
                                 -------      -------          ------
LESS DISTRIBUTIONS:
 From net investment income ..     (0.18)       (0.27)             --
 From net realized gains on
 investments..................     (0.54)       (0.61)             --
                                 -------      -------          ------
   Total distributions .......     (0.72)       (0.88)             --
                                 -------      -------          ------
Net asset value, end of period   $ 13.96      $ 13.63          $12.80
                                 =======      =======          ======

Total return .................      7.95%       13.64%          (3.54)%
Net assets, end of period
 (000's)......................   $ 2,185      $ 1,601          $  216
Ratio of total investment
 expenses to average net
 assets.......................      2.06%        2.11%           2.11%(1)
Ratio of net investment income
 to average net assets .......      1.24%        1.38%           1.55%(1)
Portfolio turnover rate ......    241.99%      127.46%          84.55%




(1) Annualized.

++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

    See Notes to Financial Statements.                                        45

GROWTH & INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
GROWTH AND INCOME




Selected data for a fund share outstanding throughout each period:


                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS I             2000         1999         1998         1997          1996
----------------------  -----------  -----------  -----------  -----------   -----------

Net asset value,
 beginning of period .   $  16.74     $  15.26     $  18.08     $  15.74      $  13.46
                         --------     --------     --------     --------      --------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income       0.05++       0.09+        0.12+        0.15+         0.19+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........       0.52         3.26         0.51         5.00          3.09
                         --------     --------     --------     --------      --------
   Total income from
    investment
    operations........       0.57         3.35         0.63         5.15          3.28
                         --------     --------     --------     --------      --------
LESS DISTRIBUTIONS:
 From net investment
 income...............      (0.05)       (0.14)       (0.13)       (0.21)        (0.24)
 From net realized
 gains on investments       (3.00)       (1.73)       (3.32)       (2.60)        (0.76)
                         --------     --------     --------     --------      --------
   Total distributions      (3.05)       (1.87)       (3.45)       (2.81)        (1.00)
                         --------     --------     --------     --------      --------
Net asset value, end
 of period ...........   $  14.26     $  16.74     $  15.26     $  18.08      $  15.74
                         ========     ========     ========     ========      ========

Total return .........       3.76%       23.00%        3.80%       37.44%        25.69%
Net assets, end of
 period (000's) ......   $479,823     $558,913     $614,493     $595,969      $377,784
Ratio of total
 investment expenses
 to average net assets       0.83%        0.86%        0.88%        1.00%         1.08%
Ratio of net
 investment income to
 average net assets ..       0.33%        0.56%        0.71%        0.93%         1.35%
Portfolio turnover
 rate.................     167.45%      121.99%      160.48%      157.92%       106.09%



++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

46 See Notes to Financial Statements.

GROWTH AND INCOME
Selected data for a fund share outstanding throughout each period:


                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS A             2000         1999         1998         1997          1996
----------------------  -----------  -----------  -----------  -----------   -----------

Net asset value,
 beginning of period .   $ 16.68      $ 15.22      $ 18.01      $ 15.69       $ 13.43
                         -------      -------      -------      -------       -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income      0.04++       0.05+        0.06+        0.03+         0.08+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........      0.49         3.25         0.51         4.99          3.08
                         -------      -------      -------      -------       -------
   Total income from
    investment
    operations........      0.53         3.30         0.57         5.02          3.16
                         -------      -------      -------      -------       -------
LESS DISTRIBUTIONS:
 From net investment
 income...............     (0.03)       (0.11)       (0.04)       (0.10)        (0.14)
 From net realized
 gains on investments      (3.00)       (1.73)       (3.32)       (2.60)        (0.76)
                         -------      -------      -------      -------       -------
   Total distributions     (3.03)       (1.84)       (3.36)       (2.70)        (0.90)
                         -------      -------      -------      -------       -------
Net asset value, end
 of period ...........   $ 14.18      $ 16.68      $ 15.22      $ 18.01       $ 15.69
                         =======      =======      =======      =======       =======

Total return .........      3.50%       22.67%        3.42%       36.49%        24.70%
Net assets, end of
 period (000's) ......   $92,407      $72,789      $23,603      $15,955       $ 6,638
Ratio of total
 investment expenses
 to average net assets      1.08%        1.11%        1.20%        1.75%         1.83%
Ratio of net
 investment income to
 average net assets ..      0.08%        0.31%        0.39%        0.18%         0.55%
Portfolio turnover
 rate.................    167.45%      121.99%      160.48%      157.92%       106.09%



++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

    See Notes to Financial Statements.                                        47

GROWTH & INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
GROWTH AND INCOME
Selected data for a fund share outstanding throughout each period:


                                                               PERIOD FROM
                                                              MARCH 1, 1999
                                             YEAR ENDED     (DATE OF INITIAL
                                             OCTOBER 31,    PUBLIC OFFERING)
                  CLASS B                       2000       TO OCTOBER 31, 1999
-------------------------------------------  -----------   -------------------

Net asset value, beginning of period ......   $ 16.66         $ 15.41
                                              -------         -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................      0.01++         (0.05)+
 Net realized and change in unrealized gain
 or loss on investments ...................      0.41            1.31
                                              -------         -------
   Total income from investment operations       0.42            1.26
                                              -------         -------
LESS DISTRIBUTIONS:
 From net investment income ...............        --           (0.01)
 From net realized gains on investments ...     (2.97)             --
                                              -------         -------
   Total distributions ....................     (2.97)          (0.01)
                                              -------         -------
Net asset value, end of period ............   $ 14.11         $ 16.66
                                              =======         =======

Total return ..............................      2.72%           8.17%
Net assets, end of period (000's) .........   $   920         $   493
Ratio of total investment expenses to
 average net assets .......................      1.83%           1.86%(1)
Ratio of net investment income to average
 net assets ...............................     (0.67)%         (0.44)%(1)
Portfolio turnover rate ...................    167.45%         121.99%



(1) Annualized.

++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

48 See Notes to Financial Statements.

GROWTH AND INCOME
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                              JUNE 30, 1998
                                YEAR ENDED   YEAR ENDED     (DATE OF INITIAL
                                OCTOBER 31,  OCTOBER 31,    PUBLIC OFFERING)
           CLASS C                 2000         1999       TO OCTOBER 31, 1998
------------------------------  -----------  -----------   -------------------

Net asset value, beginning of
 period.......................   $ 16.59      $ 15.22         $ 16.92
                                 -------      -------         -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income .......      0.01++      (0.07)+         (0.01)+
 Net realized and change in
 unrealized gain or loss on
 investments..................      0.41         3.24           (1.69)
                                 -------      -------         -------
   Total income from
    investment operations ....      0.42         3.17           (1.70)
                                 -------      -------         -------
LESS DISTRIBUTIONS:
 From net investment income ..        --        (0.07)             --
 From net realized gains on
 investments..................     (2.97)       (1.73)             --
                                 -------      -------         -------
   Total distributions .......     (2.97)       (1.80)             --
                                 -------      -------         -------
Net asset value, end of period   $ 14.04      $ 16.59         $ 15.22
                                 =======      =======         =======

Total return .................      2.72%       21.68%         (10.05)%
Net assets, end of period
 (000's)......................   $ 2,209      $ 1,787         $   569
Ratio of total investment
 expenses to average net
 assets.......................      1.83%        1.86%           1.86%(1)
Ratio of net investment income
 to average net assets .......     (0.67)%      (0.44)%         (0.27)%(1)
Portfolio turnover rate ......    167.45%      121.99%         160.48%




(1) Annualized.

++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

    See Notes to Financial Statements.                                        49

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
Aetna Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Aetna Balanced Fund and Aetna Growth and Income Fund, each a series of Aetna Series Fund, Inc. (collectively the Growth and Income Funds), including the portfolios of investments as of October 31, 2000, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Growth and Income Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian.
 As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth and Income Funds as of October 31, 2000, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.



Hartford, Connecticut
December 8, 2000

P167ANN (10/00)